UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Berwyn Fund (BERWX)
Berwyn Income Fund (BERIX)
Berwyn Cornerstone Fund (BERCX)
Chartwell Small Cap Value Fund (Class I - CWSIX)
Chartwell Short Duration High Yield Fund (Class I - CWFIX)

ANNUAL REPORT
October 31, 2016

Berwyn Fund
Berwyn Income Fund
Berwyn Cornerstone Fund
Chartwell Small Cap Value Fund
Chartwell Short Duration High Yield Fund
Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	16
Schedules of Investments	23
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	51
Financial Highlights	56
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	74
Supplemental Information	75
Expense Examples	78

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.berwynfunds.com
www.cipfunds.com

Chartwell Investment Partners
Institutional and Private Asset Management

Berwyn Fund
Fiscal Year End Review

Dear Fellow Shareholder:

After starting the fiscal year ended October 31, 2016 in a negative fashion The Berwyn Fund (BF) had a strong second half of the year and ended the fiscal year with a mid-single digit return of 5.51%.  The fund outperformed the Russell 2000 Index but underperformed our primary benchmark, the Russell 2000 Value Index by 330 basis points1 for the twelve-month period.

Performance

	Quarter Ended 9/30/2016	Fiscal Year Ended 10/31/2016
BERWX	6.62%	5.51%
Russell 2000 Index	9.05%	4.11%
Russell 2000 Value Index	8.86%	8.81%

Effective September 30, 2016, the Berwyn Fund’s fiscal year changed from December 31 to October 31. The fiscal year ended returns referenced are for the 12 month period of 11/1/15 through 10/31/16.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888)995-5505 or by visiting www.berwynfunds.com.

Market environment

The US economy remained strong with solid if not spectacular GDP2 growth and a declining unemployment rate.  The Federal Reserve continued to be a heavy topic of conversation for investors, with the fiscal year being consumed by how much and how many times the Fed would raise rates.  While inflation would appear to be in check at this point, it remains likely that the Fed is looking to move to a more moderate monetary policy over the coming quarters.

Early in the fiscal year small-cap stocks struggled with cyclical stocks continuing to be hurt by a strong dollar, low commodity prices and weak growth in some of the major emerging economies.  By Mid-February the market bottomed and began a slow climb throughout the remainder of the fiscal year.  Corporate earnings remained relatively robust in most sectors, commodity oriented stocks being the exception, with profit margins remaining historically high while valuation multiples were also at the higher end of historical norms.  Sales growth remained elusive as over-capacity in a number of industries made competition for revenue intense.  The weakest sectors for earnings remained the more commodity oriented businesses, although some of them began to stabilize as the year progressed.

[1]	A basis point is a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.
[2]
The gross domestic product (GDP) is one of the primary indicators used to gauge the health of a country's economy. It represents the total dollar value of all goods and services produced over a specific time period.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Performance discussion

The biggest contributors to BF’s performance at the sector level were Information Technology (IT) and Energy.  Our IT investments benefitted from both solid fundamental performance which resulted in substantial increases in some of our holdings, as well as a few takeovers at healthy premiums to our cost.  Examples include Mercury Systems (MRCY) and Intersil (ISIL).  Much of the Energy sector performance occurred later in the fiscal year as oil and natural gas prices began to recover from the steep drops seen in 2014 and 2015.

The largest negative contributors included our Health Care and Financials exposure.  While we have limited Health Care investments in the fund, what exposure we did have did not perform well.  We have retained our exposure here in the belief that the company’s fundamentals are likely to improve.  Our Financial exposure was affected by one particular holding, Hallmark Financial Services a property/casualty insurer which struggled during the fiscal year.

While our performance was below our benchmark for the fiscal year we were encouraged as our relative performance generally improved as the fiscal year progressed.  We feel that the portfolio is in a better position, with companies that we believe have the potential to perform well for us in the coming years.  Our cash level remains somewhat elevated as it remains difficult to find enough attractive investments for us to be fully invested.  As is the norm, our stock selection, sector allocations and cash levels are all a result of what value we are finding, or not finding from a bottom up security level.

Outlook

As of the writing of this letter the market has just experienced a significant post-election rally, making it very likely that 2017 will be a very strong year for small cap investors in our opinion.  Typically over the next few months investors will likely take some profits and the market will give back some of these short-term gains.  In the intermediate to longer term the increase in stocks will either continue or falter based on corporate earnings and investor enthusiasm.

Since the recession of 2008 earnings have been improving for the vast majority of industries.  Only in the past two to three years have we seen certain sectors such as oil and gas or commodity related companies experience earnings weakness which the broader market did not.  We believe this weakness does create pockets of opportunity where earnings could improve.

On the negative side for small caps, the indices are currently trading at historically high valuation levels. This is creating a situation where earnings growth will become a necessity in order for the small-cap market to continue increasing.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Our approach has always been to emphasize investments where we believe there is earnings growth potential, and where that potential is being unrecognized by a lower valuation.  We think this approach is going to be particularly important in the current investment climate.  We appreciate the support of all our shareholders and look forward to discussing our future results in 2017.

Sincerely,

Lee Grout
Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

The Fund is a non-diversified fund which may present greater risks than investing in a diversified fund. It invests in equity securities which carry the potential for unpredictable drops in value and periods of lackluster performance. The Fund typically invests in securities that are considered undervalued by the Advisor. This may result in the Fund being invested in lesser-known companies or those currently out of favor with other investors. There is the chance these securities remain out of favor or not generally recognized by the market. In addition, the Fund invests primarily in small capitalization companies. Small capitalization companies are generally more volatile and less liquid than larger capitalization companies.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. An investor cannot invest directly in an index.

Small cap value stocks as represented by the Russell 2000 Value, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Berwyn Income Fund
Fiscal Year End Review

Dear Fellow Shareholder:

The Berwyn Income Fund performed well during the fiscal year ended October 31, 2016.  The fund outpaced its comparative benchmarks for the twelve-month period with the exception of high yield.

Performance

	Calendar Quarter Ended 9/30/2016	Fiscal Year Ended 10/31/2016
BERIX at NAV	3.96%	6.04%
BofA ML High Yield Master II Index	5.49%	10.17%
Citigroup Broad Investment Grade Index	0.49%	4.44%
Lipper Income Funds Index	2.53%	4.08%

Effective September 30, 2016, the Berwyn Income Fund’s fiscal year changed from December 31 to October 31. The fiscal year ended returns referenced are for the 12 month period of 11/1/15 through 10/31/16.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888)995-5505 or by visiting www.berwynfunds.com.

Market Environment

There continues to be a lot of uncertainty in our investable markets despite equity indices near all-time highs and bond yield levels near all-time lows.  Specific examples include subpar economic growth both domestically and abroad; the outcome of the U.S. Presidential election; and potential fallout from Brexit.  There is anxiety about how these events impact the stock market and interest rates.  As managers of the Berwyn Income Fund, and your money, please know that while we are stridently bottom-up investors with a company-by-company focus, we do not ignore any risk.  That said our investment views are longer-term in nature in an effort to avoid getting swung around by short-term news headlines.  Conversely, we attempt to take advantage of mistakes made by other market participants who are too focused on the short-term.  We hope that you will find some comfort in the fact that the fund over the past 10 years has been positioned very well both before and during volatile times.  BERIX was well positioned headed into the Financial Crisis of 2008 and 2009; it was positioned well heading into each of the Greek Crises of 2010 and 2011; it was positioned well during the Taper Tantrum of 2013; and while we experienced some losses, the fund’s energy sector exposure was decreased from 12 percent to 3 percent in mid-to-late 2014.  The fund was also well positioned in August of last year, and in January and February of this year when volatility spiked and the markets broadly declined.  We do not place bets on the outcomes of specific events; rather, we believe that we have the ability to manage and make opportunistic decisions during any period of volatility. The current period is no different in our opinion.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Performance Discussion

BERIX outperformed the Citigroup Broad Investment Grade Index and Lipper Income Fund Index over the past year.  The fund trailed the return posted by the BofA Merrill Lynch High Yield Master II Index.  At October 31 the fund held below historical average allocations in equities and both high-yield and convertible bonds.  These allocation decisions were suboptimal.  We have chosen to play defense in the fixed income portfolio rather than extend duration1 or drop in credit quality to reach for yield.  An above average cash position has also been a drag on performance, especially when both equities and fixed income securities move up in tandem.

Despite the shortcomings of the allocation, individual security selection has been very good.  Several individual equity positions across multiple sectors provided significant contributions to the fund including Nintendo, Landauer, Scripps Networks, Superior Industries, and Tessera Technologies.  The common theme in many of this year’s winners is that they have newer management teams or strategic shifts and the fundamentals are beginning to turnaround.  A few laggards this year, specifically GameStop and Pitney Bowes, have been slower to show improvement.

Outlook

At the end of October, the fund remained conservatively positioned and highly liquid.  These are both qualities that have provided stability through the short periods of volatility experienced over the past year.  While cash and the overall asset allocation of the fund have proven to be a drag on performance, the upside to this conservative allocation is the potential protection it may provide to the downside, giving us the ability to take advantage of market dislocation in individual securities.  At fiscal year end, the fund held 19 percent in equities, 10 percent in convertible and preferred securities, 52 percent in non-convertible corporate and preferred securities, and 19 percent in cash.  Additionally, we continued to hold a significant amount of the fund’s fixed income portfolio in investment-grade2 corporate bonds maturing within the next 12 months.

The portfolio is built from the bottom up on a security-by-security basis.  Currently the number of reasonable risk/reward investment candidates flowing through our screens remains low.  Instead of taking on what we feel is excess risk, we have focused on maintaining the flexibility to use our cash opportunistically.  If uncertainty in the equity or fixed income markets presents itself, more potential attractive investment opportunities should arise.  Attempting to take advantage of these appropriate opportunities has been and will continue to be a hallmark of the Berwyn Income Fund.  We will continue to work diligently to uncover value through our individual security selection process.

[1]	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.
[2]	Investment Grade is any security rated by S&P BBB or higher OR by Moody’s Baa3 or higher.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Thank you for investing alongside us in the Berwyn Income Fund.  We are grateful for the opportunity to manage your money and strive to continue to reward your trust in the years ahead.

Sincerely,

George J. Cipolloni III	Mark J. Saylor
Senior Portfolio Manager	Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

The Fund invests in both fixed income and equity securities. Its investments in fixed-income securities are subject to such risks as: interest rate risk; call risk; default risk; high-yield (junk bond) risk; and unrated bond risk. The Fund also invests in equity securities which carry the potential for unpredictable drops in value and periods of lackluster performance.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

The Citigroup Broad Investment Grade Index, a broad bond index measuring the performance of the U.S. investment grade bond market, from short to long-dated maturities.

The Merrill Lynch High Yield Master II Index, an Index of all sectors of the non-investment grade bond market.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Berwyn Cornerstone Fund
Fiscal Year End Review

Dear Shareholder:

In the calendar quarter ending September 30, 2016, the Berwyn Cornerstone Fund (BCF) outperformed its benchmark, the S&P 500. The BCF also outperformed its benchmark in the twelve-month period ending October 31, 2016, as shown in the table below. In a period where the mutual fund industry has experienced an outflow of money, the assets of this modest sized fund have grown from $17.49 mm to $18.71 mm during the twelve –month period ending in October. Since the end of the fiscal year, assets have continued to show modest growth and at the time of this writing, mid-December 2016, stood at $23.61 mm.

Performance

	Calendar Quarter Ended 9/30/2016	Fiscal Year Ended 10/31/2016
BERCX at NAV	6.47%	12.64%
Standard & Poor's 500 Index	3.85%	4.51%

Effective September 30, 2016, the Berwyn Cornerstone Fund’s fiscal year changed from December 31 to October 31. The fiscal year ended returns referenced are for the 12 month period of 11/1/15 through 10/31/16.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888) 995-5505 or by visiting www.berwynfunds.com.

Market Environment

From March 2009 until the beginning of 2014, the stock market experienced a broad and dynamic advance, which some market observers considered to be the beginning of a new secular bull market. At the beginning of 2014, the tone of the market began to change and small-cap stocks began to lag the performance of the S&P 500. In June of 2014, the U. S. dollar soared in value against the currencies of its major trading partners and the price of oil fell dramatically. These factors caused further dislocations in the stock market through the rest of 2014, 2015 and until the beginning of 2016. In this more than two-year period, small-cap stocks lagged that of large –cap stocks and growth stocks outperformed “value” stocks.

In February 2016, the price of oil and other commodity prices bottomed. At this time, small-cap stocks began to outperform large-cap stocks and through July, investment returns were favorable for this asset class. With the uncertainty created by the National presidential campaign, the stock market paused and then weakened between August and October.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

The behavior of the stock market since Donald Trump’s election is surprising, but clear. The stock prices of companies that had languished in 2014 and 2015 have advanced sharply. Companies in the energy, financial, industrial and materials related businesses have been especially strong and their stock price charts have completed “reversal formations” that have historically signaled a major turnaround in a company’s fundamentals. Also worth noting is that both the Dow Jones Industrial and Transportation averages have reached new highs in recent days. This venerable indicator reinforces the belief, amongst some, that another “leg” to the secular bull market that began in 2009 has started.

Performance Discussion

At the beginning of this fiscal year, the BCF has been positioned in areas of the stock market that have been out-of-favor with investors between 2014 and 2015. Consequently, the Fund has enjoyed an above average performance on both absolute and relative bases, as prior market favorites have become fully valued and market forces have changed.

In the energy sector the Fund has had significant exposure including shares of Chevron, Devon Energy and Suncor. While these remain in the portfolio, shares of Helmerich & Payne (oil drilling equipment) and Joy Global (equipment for the coal mining industry) have been sold after they rallied earlier this year.
In the financial sector, which has lagged the market until recently, the Fund has had exposure to Assured Guaranty, J.P. Morgan, UNUM and Wells Fargo. Each of these stocks has done well, however, the scandal at Wells Fargo has tainted our opinion of the firm and we reduced our exposure in half after it rallied, following the Trump election.

The fund also has exposure to a spectrum of high technology and basic industrial stocks, which have performed well in the past year. Of particular note are Cliffs Natural Resources, General Motors, Intel, Jacob’s Engineering, Nucor and Seagate Technology. Each of these stocks have delivered above average returns, however the performance of Cliffs has been exceptional. In fact, the total return delivered by Cliffs has been exactly 100 percent in the fiscal year period.

Outlook

The stock market’s behavior since Trump’s election victory has been undeniably strong and inclusive. However, many investors are understandably concerned about the present valuation of the overall market and the political inexperience of the president-elect. The manager of BCF is most concerned about the fundamentals of the companies in the portfolio and their stock valuations. However, one needs to be respectful of the signals that are being telegraphed by the market itself. To what extent is the rally based upon the prospect of lower corporate taxes, less onerous federal government regulations, a reduction in the size of the federal government, or a host of other possibilities?

Aside from the distraction of these potential changes in the operating environment, employment continues to rise, interest rates remain acceptably low and inflation is quiescent. The outlook in the near to intermediate term would appear to be positive.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Thank you for investing in the Berwyn Cornerstone Fund. We are grateful for the opportunity to manage your money and strive to continue to reward your trust in the years ahead.

Sincerely,

Robert E. Killen
Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ. The Dow Jones Transportation Average (DJTA, also called the "Dow Jones Transports") is a U.S. stock market index from S&P Dow Jones Indices of the transportation sector, and is the most widely recognized gauge of the American transportation sector.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

The Fund is a non-diversified fund which may present greater risks than investing in a diversified fund. It invests in equity securities which carry the potential for unpredictable drops in value and periods of lackluster performance. The Fund typically invests in securities that are considered undervalued by the Advisor. This may result in the Fund being invested in lesser-known companies or those out of favor with other investors. There is the chance these securities remain out of favor or not generally recognized by the market.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

Standard & Poor’s 500, an Index of the 500 largest companies as measured by market capitalization.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Large-cap stocks as represented by S&P 500 Index, which measures 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe and Russell 1000 Index, which measures 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

One cannot invest in an index.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Small Cap Value Fund
Fiscal Year End Review

Dear Fellow Shareholder:

Results for the Chartwell Small Cap Value Fund during the fiscal year ended October 31, 2016 are summarized below. Absolute returns were positive in a rallying market environment but performance relative to the benchmark was below average as the fund return trailed the Russell 2000 Value Index at NAV.

Performance

	Quarter Ended 9/30/2016	Fiscal Year Ended 10/31/2016
Class I (CWSIX) at NAV	6.86%	6.51%
Russell 2000 Value Index	8.87%	8.81%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888)995-5505 or by visiting www.cipfunds.com.

Market environment

Equity markets began fiscal 2016 on a steep decline which continued until early February. But the trend reversed and stocks gained ground through year end as confidence steadied. Economic growth was moderate even while facing the headwinds of energy market and export weakness. Auto sales were strong and housing activity advanced but consumer spending and capital investment expenditures were uneven. Labor markets improved steadily; wage gains driving healthier inflation readings left the Federal Reserve on the verge of raising interest rates. Weak growth in Europe, Japan and Latin America along with political uncertainties haunted investors overseas. A mix of sectors led small cap markets including consumer staples, technology, capital spending and utilities whereas energy, healthcare and consumer sectors were the weakest.

Performance discussion

The fund beat the market handily early in the fiscal year but then lagged as the market recovered with returns trailing the Russell 2000 Value Index benchmark by about 230bp1 at NAV for fiscal 2016. The fund’s focus on companies of somewhat higher quality than the benchmark, that is, those with higher returns on equity and assets, better growth prospects, stronger balance sheets and more stable earnings, was a modest benefit during the year.

[1]	“bp” represents a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

In contrast with prior years, subpar stock selection led to relative underperformance. Disappointing earnings results and guidance plagued our holdings particularly during the second calendar quarter while the remainder of the year earnings performance of our portfolio companies was steadier. Sector allocation was a modest contributor as our underweights in energy, materials and consumer staples were helpful.

For the full year, poor stock selection in the financial services, business services and healthcare sectors detracted the most from relative performance. Our banks lagged the benchmark as loan growth slowed and interest rates fell. Uneven growth held back selected holdings in business services and healthcare. Technology and energy contributed to relative performance with strong fundamentals in individual issues. Selection in the REIT sector was also very good as our holdings in solid property types executed well.

Outlook

We expect the economic environment in the upcoming year will be somewhat stronger than the recent past but uncertainty with regards to policy and the markets continues. Our investment process seeks to invest in companies trading near the low end of their historical valuation relative to the market which we believe should contribute to success. Currently we believe our portfolio companies have above-average prospects for internal growth, enhanced margins and sound execution which we believe will continue to serve the fund well.

Thank you for entrusting to the Chartwell Small Cap Value Fund a portion of your investment portfolio. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help you reach your financial goals.

Sincerely,

David C. Dalrymple
Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index.

The Small Cap Value Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

Small Cap stocks are more susceptible to market volatility because the companies may be lacking in product diversification, competitive strength, financial resources or management experience and tend to trade less frequently and in smaller quantities relative to larger companies. Foreign securities involve greater currency valuation, economic, political and regulatory environment risk relative to U.S. securities.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Short Duration High Yield Fund
Fiscal Year End Review

Dear Fellow Shareholder:

The Chartwell Short Duration High Yield Fund registered average results during the fiscal year ended October 31, 2016. Absolute returns were positive for the fiscal year, and relative returns lagged the benchmark.

Performance

	Calendar Quarter Ended 9/30/2016	Fiscal Year Ended 10/31/2016
Class I (CWFIX) at NAV	2.46%	4.29%
BofAML 1-3 Yr BB US Cash Pay HY Index	2.38%	6.20%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888)995-5505 or by visiting www.cipfunds.com.

Market Environment

Stabilizing commodity prices, accommodative Federal Reserve policy, and slow but steady U.S. economic growth were among the factors that lead to positive returns for high yield bonds during the fiscal year ended October 31, 2016. With crude oil prices bottoming in January, high yield bonds recovered to post positive returns each month from February through October. High yield mutual funds and exchange-traded funds (“ETFs”) experienced volatile monthly cash flows, though net cash flows in 2016 have been positive, according to Lipper. Risk premiums, or the incremental yield on a corporate bond compared to a Treasury bond (often referred to as ‘spread’), compressed across all high yield ratings. The yield to maturity1 on the broad high yield market fell from 7.68% to 6.54% by year end (source: Bloomberg, BofA Merrill Lynch US Cash Pay High Yield Index). In general, lower quality bonds outperformed higher quality bonds.

The U.S. economy registered modest growth in gross domestic product during this fiscal year. Labor markets and housing starts both improved over the last twelve months, and the domestic auto build appears to have plateaued at a high level. The North American rig count has increased steadily since bottoming in May, suggesting the Energy sector may be healing. In addition, December readings from the Institute for Supply Management survey indicate expansionary levels for both the service and manufacturing sectors in the U.S. The Federal Reserve’s decision to increase the federal funds rate by 25 basis points2 on December 14th likely reflects their recognition of the breadth of domestic economic growth and their outlook for its sustainability, among other factors. In the past, the Fed has guided towards gradual, data dependent rate increases as they normalize U.S. monetary policy. We acknowledge the renewed strength of the U.S. dollar as a potential headwind for exporters, but we do not believe this factor alone will have a significant impact on the U.S. economy in the near term.

[1]	Yield to maturity (YTM) is the total return anticipated on a bond if the bond is held until the end of its lifetime.
[2]	A basis point is a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Performance Discussion

Our investment approach focuses primarily on higher quality, short maturity issues within the high yield market. Historically, this part of the market has produced relatively consistent, positive absolute returns. At the end of October, 97% of the portfolio was invested in positions that had a BB3 rating or higher from Moody’s Investors Service or Standard & Poor’s. In pursuing the Fund’s objective, our aim is to deliver a consistent level of attractive income in any market environment.

The largest sector weights in the portfolio at the end of the fiscal year were in Energy, Telecommunications, Basic Industry, Healthcare and Capital Goods. In most years, individual credit selection is the primary driver of performance in a high yield portfolio. Over the past year, relative and absolute performance in high yield was largely explained by positioning in the Energy and Basic Industry (i.e. commodity) sectors. Many issuers in these sectors were downgraded from investment grade4 to high yield ratings in early 2016. These “fallen angels” entered the high yield market at relatively distressed prices, and subsequently drove market returns as commodity prices stabilized and then recovered. The Fund had meaningful positions in these sectors, though it was underweight the aforementioned fallen angels, which contributed to the Fund’s underperformance relative to the benchmark. The Fund’s positioning in the Telecommunications, Healthcare and Capital Goods sectors each contributed positively to the Fund’s absolute return and to the Fund’s return relative to the benchmark.

Outlook

We remain committed to our investment strategy of owning primarily short maturity, BB-rated corporate bonds. Our focus is on issuers with the liquidity, balance sheet strength and competitive position to service their debt in good, bad or uncertain economic conditions. Corporate credit risk premiums (or ‘spreads’) tightened meaningfully during the fiscal year, and are below the long term historical average as of year-end. We believe that the overall U.S. economy is stronger today than it was a year ago, and that high yield bonds can be a source of relatively attractive income going forward.

[3]
A BB rating as measured by Standard & Poors refers to the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. A BB rating may mean ongoing uncertainties to adverse business, financial or economic conditions.

[4]	Investment Grade is any security rated by S&P BBB or higher OR by Moody’s Baa3 or higher.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Thank you for choosing the Chartwell Short Duration High Yield Fund as part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

Andrew S. Toburen
Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The ISM Manufacturing Index is an index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on the data from these surveys.

The Bank of America Merrill Lynch 1-3 Year BB Cash Pay High Yield Index is a subset of The Bank of America Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

Fixed income investment includes the following risks: credit, prepayment, call and interest rate risk. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. As interest rates rise the value of bond prices will decline. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high -yield bonds. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

1205 Westlakes Drive, Suite 100  •  Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Berwyn Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 index tracks the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	10 Years
Berwyn Fund	5.51%	8.19%	6.08%
Russell 2000 Index	4.11%	11.51%	5.96%
Russell 2000 Value Index	8.81%	11.63%	4.91%

The Fund acquired the assets and liabilities of the Berwyn Fund (the “Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund’s shares were 1.27% and 1.23%, respectively, which were the amounts stated in the current prospectus dated March 30, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.22% of the average daily net assets of the Fund’s shares. This agreement is in effect until April 29, 2018, and it may be terminated after the initial two-year period only by the Trust’s board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Berwyn Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Berwyn Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Citigroup Broad Investment Grade Bond Index, the Merrill Lynch High Yield Master II Index, and the Lipper Income Fund Index for the periods shown.  Results include the reinvestment of all dividends and capital gains.

The Citigroup Broad Investment Grade Bond Index measures the value of the broad U.S. Investment-grade bond market, including over 6,000 U.S. Treasury, government agency, corporate, and mortgage-backed securities. All bonds in this index must be investment grade (rated at least BBB- or Baa3), have a maturity of at least one year, and a total value outstanding of at least $200 million. The Merrill Lynch High Yield Master II Index is a broad based index consisting of all U.S. dollar denominated high-yield bonds with a minimum outstanding. The Lipper Income Fund Index measures performance for funds that generate income using equity securities, bonds, cash, and cash equivalents. These indices do not reflect expenses, fees, or sales charge, which would lower performance.  The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	10 Years
Berwyn Income Fund	6.04%	6.20%	6.81%
Citigroup Broad Investment Grade Bond Index	4.44%	2.90%	4.73%
Merrill Lynch High Yield Master II Index	10.17%	7.07%	7.47%
Lipper Income Fund Index	4.08%	5.65%	4.46%

The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to April 29, 2016 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

The expense ratio for the Fund’s shares was 0.67%, which was the amount stated in the current prospectus dated March 30, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.64% of the average daily net assets of the Fund’s shares. This agreement is in effect until April 29, 2018, and it may be terminated after the initial two-year period only by the Trust’s board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Berwyn Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Berwyn Cornerstone Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index and the S&P Mid-Cap 400 Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index tracks the stocks of 500 large U.S. companies. The S&P Mid-Cap 400 Index measures the performance of 400 selected companies with a mid-sized market capitalization. These indices do not reflect expenses, fees, or sales charge, which would lower performance.  The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	10 Years
Berwyn Cornerstone Fund	12.64%	8.94%	4.58%
S&P 500 Index	4.51%	13.57%	6.70%
S&P Mid-Cap 400 Index	6.26%	12.92%	8.38%

The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Predecessor Fund”), a series of The Berwyn Funds, on April 29, 2016. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to April 29, 2016 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund’s shares were 1.94% and 1.27%, respectively, which were the amounts stated in the current prospectus dated March 30, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund’s shares. This agreement is in effect until April 29, 2018 and it may be terminated after the initial two-year period only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Chartwell Small Cap Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	3 Years	Since Inception	Inception Date
Class I1	6.51%	4.35%	11.65%	03/16/12
Russell 2000 Value Index	8.81%	4.47%	12.38%	03/16/12

[1]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class I shares were 1.48% and 1.05%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.05% of average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Chartwell Short Duration High Yield Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bank of America Merrill Lynch (BofAML) US Hi Yield Cash Payout BB 1-3 Year Index.  Results include the reinvestment of all dividends and capital gains.

The BofAML US Hi Yield Cash Payout BB 1-3 Year Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	Since Inception	Inception Date
Class I1	4.29%	1.58%	07/15/14
BofAML US Hi Yield Cash Payout BB 1-3 Year Index	6.20%	3.83%	07/15/14

[1]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class I shares were 2.16% and 0.66%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.65% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2017, and it may be terminated before that date only by the Trust’s board of Trustees. In absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Berwyn Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 85.1%
	BASIC MATERIALS – 8.5%
50,112	Deltic Timber Corp.	$2,815,292
156,249	KMG Chemicals, Inc.	4,240,598
235,303	Stillwater Mining Co.*	3,134,236
		10,190,126
	COMMUNICATIONS – 3.4%
589,891	Vonage Holdings Corp.*	4,046,652

	CONSUMER, CYCLICAL – 15.7%
221,053	Callaway Golf Co.	2,256,951
421,070	China Automotive Systems, Inc.*	1,612,698
738,919	Christopher & Banks Corp.*	945,816
246,200	Crocs, Inc.*	1,893,278
152,000	Express, Inc.*	1,827,040
118,843	Hooker Furniture Corp.	3,125,571
98,296	Knoll, Inc.	2,127,126
324,156	Spartan Motors, Inc.	2,771,534
81,957	Winnebago Industries, Inc.	2,315,285
		18,875,299
	CONSUMER, NON-CYCLICAL – 12.8%
293,632	ACCO Brands Corp.*	3,259,315
112,215	Ennis, Inc.	1,643,950
77,768	Heidrick & Struggles International, Inc.	1,438,708
267,934	Landec Corp.*	3,550,126
184,465	Navigant Consulting, Inc.*	4,316,481
115,786	RPX Corp.*	1,130,071
		15,338,651
	ENERGY – 8.0%
543,762	Hallador Energy Co.	4,806,856
509,517	McDermott International, Inc.*1	2,618,918
340,850	Newpark Resources, Inc.*	2,147,355
		9,573,129
	FINANCIAL – 7.5%
168,408	Dime Community Bancshares, Inc.	2,728,210
46,000	Flagstar Bancorp, Inc.*	1,261,780
486,173	Hallmark Financial Services, Inc.*	5,036,752
		9,026,742
	HEALTH CARE – 2.0%
119,715	Myriad Genetics, Inc.*	2,359,583

	INDUSTRIAL – 9.0%
679,689	Diana Shipping, Inc.*1	1,699,222
76,202	Encore Wire Corp.	2,602,298
6,625	FreightCar America, Inc.	86,522

Berwyn Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
179,695	Graham Corp.	$3,207,556
65,275	Granite Construction, Inc.	3,208,919
		10,804,517
	REIT – 4.4%
477,000	Ashford Hospitality Trust, Inc. - REIT	2,771,370
367,409	Cedar Realty Trust, Inc. - REIT	2,487,359
		5,258,729
	TECHNOLOGY – 13.8%
9,000	ADTRAN, Inc.	163,350
134,477	Mercury Systems, Inc.*	3,735,771
68,189	Methode Electronics, Inc.	2,127,497
58,800	Plexus Corp.*	2,693,628
201,191	Rudolph Technologies, Inc.*	3,641,557
80,211	ScanSource, Inc.*	2,807,385
135,725	Unisys Corp.*	1,418,326
		16,587,514
	TOTAL COMMON STOCKS (Cost $98,139,639)	102,060,942

	SHORT-TERM INVESTMENTS – 14.9%
17,944,969	Fidelity Institutional Government Portfolio, 0.26%[2]	17,944,969

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,944,969)	17,944,969

	TOTAL INVESTMENTS – 100.0% (Cost $116,084,608)	120,005,911
	Other Assets in Excess of liabilities – 0.0%	39,209

	TOTAL NET ASSETS – 100.0%	$120,045,120

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Berwyn Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	15.7%
Technology	13.8%
Consumer, Non-cyclical	12.8%
Industrial	9.0%
Basic Materials	8.5%
Energy	8.0%
Financial	7.5%
REIT	4.4%
Communications	3.4%
Health Care	2.0%
Total Common Stocks	85.1%
Short-Term Investments	14.9%
Total Investments	100.0%
Other Assets in Excess of liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Berwyn Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 19.1%
	BASIC MATERIALS – 0.5%
250,000	Rio Tinto PLC - ADR	$8,712,500

	COMMUNICATIONS – 1.4%
1,181,176	PC-Tel, Inc.[1]	6,000,374
281,000	Scripps Networks Interactive, Inc. - Class A	18,085,160
		24,085,534
	CONSUMER, CYCLICAL – 4.4%
57,000	Carnival Corp.[2]	2,798,700
768,000	GameStop Corp. - Class A	18,470,400
230,000	Mattel, Inc.	7,251,900
943,000	Nintendo Co., Ltd. - ADR	28,374,870
332,000	Sony Corp. - ADR	10,401,560
304,276	Superior Industries International, Inc.	7,454,762
		74,752,192
	CONSUMER, NON-CYCLICAL – 1.0%
944,500	Carlsberg A/S - ADR	17,104,895

	FINANCIAL – 0.8%
850,000	Bank of America Corp.	14,025,000

	HEALTH CARE – 1.4%
457,000	GlaxoSmithKline PLC - ADR	18,284,570
63,000	Quest Diagnostics, Inc.	5,130,720
		23,415,290
	INDUSTRIAL – 4.8%
551,521	CTS Corp.	10,037,682
718,000	Koninklijke Philips N.V.[2]	21,561,540
391,112	Landauer, Inc.	17,013,372
1,327,464	LSI Industries, Inc.[1]	11,416,191
1,263,000	Pitney Bowes, Inc.	22,531,920
		82,560,705
	REIT – 0.2%
120,000	Mack-Cali Realty Corp. - REIT	3,081,600

	TECHNOLOGY – 3.7%
511,000	Brocade Communications Systems, Inc.	5,416,600
560,000	Corning, Inc.	12,717,600
650,000	FLIR Systems, Inc.	21,398,000
620,000	Tessera Technologies, Inc.	23,002,000
		62,534,200
	UTILITIES – 0.9%
475,000	FirstEnergy Corp.	16,287,750

	TOTAL COMMON STOCKS (Cost $291,866,565)	326,559,666

Berwyn Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS – 58.2%
	BASIC MATERIALS – 2.6%
$1,910,000	Aceto Corp. 2.000%, 11/1/2020[3,4]	$1,732,131
9,379,000	Alcoa, Inc. 5.550%, 2/1/2017	9,449,343
3,199,000	Commercial Metals Co. 6.500%, 7/15/2017	3,278,975
27,824,000	Eastman Chemical Co. 2.400%, 6/1/2017	28,018,128
2,118,000	Nucor Corp. 5.750%, 12/1/2017	2,210,516
		44,689,093
	COMMUNICATIONS – 11.8%
2,840,000	CalAmp Corp. 1.625%, 5/15/2020[3]	2,664,275
51,520,000	Ciena Corp. 0.875%, 6/15/2017[3]	51,230,200
11,632,000	Interpublic Group of Cos., Inc. 2.250%, 11/15/2017	11,730,988
16,026,000	Nokia OYJ 6.625%, 5/15/2039[2]	17,308,080
32,489,000	Scripps Networks Interactive, Inc. 2.700%, 12/15/2016	32,553,978
43,122,000	Symantec Corp. 2.750%, 6/15/2017[5]	43,440,025
	Viacom, Inc.
28,055,000	2.500%, 12/15/2016	28,115,571
15,627,000	3.500%, 4/1/2017	15,768,877
		202,811,994
	CONSUMER, CYCLICAL – 10.1%
11,274,000	Allegiant Travel Co. 5.500%, 7/15/2019	11,710,868
18,280,000	Bed Bath & Beyond, Inc. 5.165%, 8/1/2044[5]	17,431,698
7,538,000	Brunswick Corp. 4.625%, 5/15/2021[4,5]	7,773,563
22,218,000	Carnival Corp. 1.875%, 12/15/2017[2]	22,360,395
22,445,000	Costco Wholesale Corp. 1.125%, 12/15/2017	22,457,614
7,691,000	DR Horton, Inc. 4.750%, 5/15/2017	7,806,365
3,730,000	Hasbro, Inc. 6.300%, 9/15/2017	3,890,032

Berwyn Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$3,511,000	JC Penney Corp., Inc. 5.750%, 2/15/2018	$3,611,941
2,275,000	Lowe's Cos., Inc. 1.625%, 4/15/2017[5]	2,280,879
4,118,000	Mattel, Inc. 2.500%, 11/1/2016	4,118,000
4,835,000	New York Times Co. 6.625%, 12/15/2016	4,864,010
27,194,000	Newell Brands, Inc. 2.050%, 12/1/2017	27,354,689
4,722,000	Starbucks Corp. 0.875%, 12/5/2016	4,722,987
9,987,000	Whirlpool Corp. 1.350%, 3/1/2017	9,996,108
	Wyndham Worldwide Corp.
19,263,000	2.950%, 3/1/2017[5]	19,346,563
3,057,000	2.500%, 3/1/2018[5]	3,085,100
		172,810,812
	CONSUMER, NON-CYCLICAL – 11.6%
3,442,000	ACCO Brands Corp. 6.750%, 4/30/2020[5]	3,622,705
	Amgen, Inc.
24,262,000	2.500%, 11/15/2016	24,275,271
7,666,000	2.125%, 5/15/2017	7,709,305
12,797,000	1.250%, 5/22/2017	12,810,309
34,738,000	AstraZeneca PLC 5.900%, 9/15/2017[2]	36,140,651
4,208,000	Celgene Corp. 1.900%, 8/15/2017	4,230,660
5,920,000	Clorox Co. 5.950%, 10/15/2017	6,191,906
9,903,000	Constellation Brands, Inc. 7.250%, 5/15/2017	10,224,847
1,515,000	Equifax, Inc. 6.300%, 7/1/2017	1,560,456
18,713,000	Express Scripts Holding Co. 1.250%, 6/2/2017	18,719,138
	General Mills, Inc.
11,210,000	1.400%, 10/20/2017	11,244,964
4,021,000	4.150%, 2/15/2043[5]	4,150,733
11,260,000	Halyard Health, Inc. 6.250%, 10/15/2022[5]	11,527,425

Berwyn Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$8,016,000	HealthSouth Corp. 5.750%, 11/1/2024[5]	$8,266,500
2,240,000	Hershey Co. 1.500%, 11/1/2016	2,240,000
5,168,000	Kellogg Co. 1.750%, 5/17/2017	5,187,923
8,330,000	Laboratory Corp. of America Holdings 2.200%, 8/23/2017	8,385,336
	McKesson Corp.
9,330,000	5.700%, 3/1/2017	9,473,813
9,800,000	1.292%, 3/10/2017	9,803,646
1,925,000	Zimmer Biomet Holdings, Inc. 1.450%, 4/1/2017	1,925,939
		197,691,527
	ENERGY – 3.2%
10,778,000	Murphy Oil Corp. 3.500%, 12/1/2017	10,865,345
13,069,000	Pioneer Natural Resources Co. 6.650%, 3/15/2017	13,321,872
15,772,000	SEACOR Holdings, Inc. 2.500%, 12/15/2027[3,5]	15,495,990
15,452,000	Tesoro Corp. 4.250%, 10/1/2017[5]	15,741,725
		55,424,932
	FINANCIAL – 0.8%
	Spirit Realty Capital, Inc.
8,455,000	2.875%, 5/15/2019[3]	8,920,025
4,280,000	3.750%, 5/15/2021[3]	4,657,175
		13,577,200
	INDUSTRIAL – 6.2%
15,725,000	Amphenol Corp. 1.550%, 9/15/2017	15,747,958
10,070,000	Atlas Air Worldwide Holdings, Inc. 2.250%, 6/1/2022[3]	9,723,844
2,267,000	Chart Industries, Inc. 2.000%, 8/1/2018[3]	2,215,993
17,073,000	Corning, Inc. 1.450%, 11/15/2017	17,058,864
2,705,000	CSX Corp. 5.600%, 5/1/2017	2,770,772
	L-3 Communications Corp.
2,697,000	3.950%, 11/15/2016	2,699,381

Berwyn Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIAL (Continued)
$44,765,000	1.500%, 5/28/2017	$44,812,988
10,398,000	Tech Data Corp. 3.750%, 9/21/2017	10,586,381
		105,616,181
	TECHNOLOGY – 11.9%
24,124,000	Altera Corp. 1.750%, 5/15/2017	24,248,673
31,509,000	Apple, Inc. 3.850%, 5/4/2043	31,028,740
36,456,000	Brocade Communications Systems, Inc. 4.625%, 1/15/2023[5]	35,909,160
235,000	CA, Inc. 2.875%, 8/15/2018	239,329
18,594,000	Dun & Bradstreet Corp. 3.250%, 12/1/2017	18,869,470
	NetApp, Inc.
25,393,000	2.000%, 12/15/2017	25,520,422
17,795,000	3.250%, 12/15/2022[5]	18,126,076
33,550,000	Nuance Communications, Inc. 2.750%, 11/1/2031[3,5]	33,633,875
15,529,000	Unisys Corp. 6.250%, 8/15/2017	15,839,580
		203,415,325
	TOTAL CORPORATE BONDS (Cost $984,382,616)	996,037,064

Number of Shares

	PREFERRED STOCKS – 2.9%
	BASIC MATERIALS – 0.3%
170,583	Alcoa, Inc. 5.375%, 10/1/2017[3]	5,271,015

	ENERGY – 0.5%
191,789	Chesapeake Energy Corp. 5.000%, N/A3,6	8,296,792

	FINANCIAL – 1.4%
670,176	FelCor Lodging Trust, Inc. 1.950%, N/A3,6	16,238,364
159,235	New York Community Capital Trust V 6.000%, 11/1/2051[3]	7,920,349
		24,158,713

Berwyn Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	INDUSTRIAL – 0.7%
493,966	Pitney Bowes, Inc. 6.700%, 3/7/2043[5]	$13,149,375

	TOTAL PREFERRED STOCKS (Cost $57,528,888)	50,875,895

	SHORT-TERM INVESTMENTS – 20.1%
343,571,606	Fidelity Institutional Government Portfolio, 0.26%[7]	343,571,606

	TOTAL SHORT-TERM INVESTMENTS (Cost $343,571,606)	343,571,606

	TOTAL INVESTMENTS – 100.3% (Cost $1,677,349,675)	1,717,044,231
	Liabilities in Excess of Other Assets – (0.3)%	(5,720,788)

	TOTAL NET ASSETS – 100.0%	$1,711,323,443

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

[1]	Affiliated company.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Convertible security.
[4]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $9,505,694.

[5]	Callable.
[6]	Perpetual security. Maturity date is not applicable.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Berwyn Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrial	4.8%
Consumer, Cyclical	4.4%
Technology	3.7%
Communications	1.4%
Health Care	1.4%
Consumer, Non-cyclical	1.0%
Utilities	0.9%
Financial	0.8%
Basic Materials	0.5%
REIT	0.2%
Total Common Stocks	19.1%
Corporate Bonds
Technology	11.9%
Communications	11.8%
Consumer, Non-cyclical	11.6%
Consumer, Cyclical	10.1%
Industrial	6.2%
Energy	3.2%
Basic Materials	2.6%
Financial	0.8%
Total Corporate Bonds	58.2%
Preferred Stocks
Financial	1.4%
Industrial	0.7%
Energy	0.5%
Basic Materials	0.3%
Total Preferred Stocks	2.9%
Short-Term Investments	20.1%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Berwyn Cornerstone Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 95.8%
	BASIC MATERIALS – 11.6%
19,216	Alcoa, Inc.	$551,884
90,000	Cliffs Natural Resources, Inc.*	496,800
23,000	Mosaic Co.	541,190
12,000	Nucor Corp.	586,200
		2,176,074
	COMMUNICATIONS – 1.1%
10,000	West Corp.	197,200

	CONSUMER, CYCLICAL – 15.1%
12,000	Carnival Corp.[1]	589,200
21,115	GameStop Corp. - Class A	507,816
19,600	General Motors Co.	619,360
30,000	PulteGroup, Inc.	558,000
17,500	Sony Corp. - ADR	548,275
		2,822,651
	CONSUMER, NON-CYCLICAL – 3.1%
9,500	Bunge Ltd.[1]	589,095

	ENERGY – 12.6%
5,550	Chevron Corp.	581,362
15,000	Devon Energy Corp.	568,350
27,000	PBF Energy, Inc. - Class A	588,600
20,500	Suncor Energy, Inc.[1]	615,410
		2,353,722
	FINANCIAL – 13.3%
20,800	Assured Guaranty Ltd.[1]	621,712
9,400	JPMorgan Chase & Co.	651,044
17,250	Unum Group	610,650
13,000	Wells Fargo & Co.	598,130
		2,481,536
	HEALTH CARE – 3.0%
14,000	GlaxoSmithKline PLC - ADR	560,140

	INDUSTRIAL – 8.2%
3,780	Canadian Pacific Railway Ltd.[1]	540,389
8,000	Jacobs Engineering Group, Inc.*	412,640
32,400	Pitney Bowes, Inc.	578,016
		1,531,045
	TECHNOLOGY – 23.0%
33,500	ADTRAN, Inc.	608,025
75,000	BlackBerry Ltd.*1	528,750
66,000	Brocade Communications Systems, Inc.	699,600
15,000	CA, Inc.	461,100
23,725	Corning, Inc.	538,795

Berwyn Cornerstone Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
18,625	FLIR Systems, Inc.	$613,135
16,500	Intel Corp.	575,355
8,000	Seagate Technology PLC[1]	274,480
		4,299,240
	UTILITIES – 4.8%
17,335	FirstEnergy Corp.	594,417
9,000	PPL Corp.	309,060
		903,477
	TOTAL COMMON STOCKS (Cost $16,736,385)	17,914,180

	SHORT-TERM INVESTMENTS – 5.1%
960,014	Fidelity Institutional Government Portfolio, 0.26%[2]	960,014

	TOTAL SHORT-TERM INVESTMENTS (Cost $960,014)	960,014

	TOTAL INVESTMENTS – 100.9% (Cost $17,696,399)	18,874,194
	Liabilities in Excess of Other Assets – (0.9)%	(162,431)

	TOTAL NET ASSETS – 100.0%	$18,711,763

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Berwyn Cornerstone Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	23.0%
Consumer, Cyclical	15.1%
Financial	13.3%
Energy	12.6%
Basic Materials	11.6%
Industrial	8.2%
Utilities	4.8%
Consumer, Non-cyclical	3.1%
Health Care	3.0%
Communications	1.1%
Total Common Stocks	95.8%
Short-Term Investments	5.1%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 98.6%
	BASIC MATERIALS – 3.9%
112,177	Calgon Carbon Corp.	$1,772,397
40,205	Innophos Holdings, Inc.	1,842,997
40,497	Minerals Technologies, Inc.	2,721,398
		6,336,792
	COMMUNICATIONS – 2.9%
91,080	FTD Cos., Inc.*	1,832,530
76,465	Scholastic Corp.	2,924,786
		4,757,316
	CONSUMER, CYCLICAL – 9.3%
30,331	Anixter International, Inc.*	1,994,263
11,425	Buffalo Wild Wings, Inc.*	1,664,051
242,825	Denny's Corp.*	2,518,096
108,585	Knoll, Inc.	2,349,780
21,025	Oxford Industries, Inc.	1,318,688
76,705	Rush Enterprises, Inc. - Class A*	2,013,506
153,300	TRI Pointe Group, Inc.*	1,660,239
76,015	Wolverine World Wide, Inc.	1,622,920
		15,141,543
	CONSUMER, NON-CYCLICAL – 12.1%
68,965	Cardtronics PLC - Class A*1	3,448,250
62,132	Haemonetics Corp.*	2,075,830
27,510	Lancaster Colony Corp.	3,594,181
34,170	Matthews International Corp. - Class A	2,046,783
39,150	Sanderson Farms, Inc.	3,522,717
120,000	TrueBlue, Inc.*	2,100,000
105,225	VWR Corp.*	2,894,740
		19,682,501
	ENERGY – 2.1%
94,075	RSP Permian, Inc.*	3,396,107

	FINANCIAL – 35.0%
115,768	American Equity Investment Life Holding Co.	2,075,720
66,564	Argo Group International Holdings Ltd.[1]	3,700,958
84,775	Columbia Banking System, Inc.	2,799,270
102,750	CVB Financial Corp.	1,724,145
49,562	DuPont Fabros Technology, Inc. - REIT	2,022,625
62,221	Education Realty Trust, Inc. - REIT	2,649,992
89,200	Empire State Realty Trust, Inc. - Class A - REIT	1,745,644
85,660	First Industrial Realty Trust, Inc. - REIT	2,262,281
112,850	First Midwest Bancorp, Inc.	2,179,134
137,922	FNB Corp.	1,802,641
100,226	Healthcare Realty Trust, Inc. - REIT	3,196,207
146,715	Hope Bancorp, Inc.	2,367,980

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
78,062	Kite Realty Group Trust - REIT	$1,946,086
52,225	PacWest Bancorp	2,266,043
55,750	Pinnacle Financial Partners, Inc.	2,876,700
86,180	PRA Group, Inc.*	2,749,142
26,242	PS Business Parks, Inc. - REIT	2,881,109
49,000	Renasant Corp.	1,653,260
76,427	Selective Insurance Group, Inc.	2,823,978
39,650	South State Corp.	2,908,327
34,830	UMB Financial Corp.	2,161,202
121,423	Umpqua Holdings Corp.	1,855,343
52,490	United Bankshares, Inc.	1,978,873
109,950	United Community Banks, Inc.	2,371,622
		56,998,282
	INDUSTRIAL – 20.8%
73,590	Altra Industrial Motion Corp.	2,170,905
64,125	Barnes Group, Inc.	2,554,740
47,807	CLARCOR, Inc.	2,974,073
39,850	Eagle Materials, Inc.	3,226,655
36,818	EnPro Industries, Inc.	1,992,590
83,065	ESCO Technologies, Inc.	3,700,546
44,995	Fabrinet*1	1,708,010
46,975	Franklin Electric Co., Inc.	1,712,239
32,491	GATX Corp.	1,422,131
63,330	Generac Holdings, Inc.*	2,412,240
108,200	Harsco Corp.	1,054,950
84,750	ITT Corp.	2,984,895
68,290	Plexus Corp.*	3,128,365
14,505	Rogers Corp.*	789,507
54,625	Saia, Inc.*	1,947,381
		33,779,227
	TECHNOLOGY – 6.5%
148,325	Acxiom Corp.*	3,494,537
64,774	Diodes, Inc.*	1,341,470
60,350	ManTech International Corp. - Class A	2,343,390
67,762	Progress Software Corp.*	1,823,475
213,530	Silicon Graphics International Corp.*	1,654,858
		10,657,730
	UTILITIES – 6.0%
45,614	Avista Corp.	1,888,419
33,062	Black Hills Corp.	2,044,885
51,995	El Paso Electric Co.	2,402,169

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
59,263	NorthWestern Corp.	$3,410,586
		9,746,059
	TOTAL COMMON STOCKS (Cost $149,258,885)	160,495,557

	SHORT-TERM INVESTMENTS – 2.0%
3,190,910	Fidelity Institutional Government Portfolio, 0.26%[2]	3,190,910

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,190,910)	3,190,910

	TOTAL INVESTMENTS – 100.6% (Cost $152,449,795)	163,686,467
	Liabilities in Excess of Other Assets – (0.6)%	(904,584)

	TOTAL NET ASSETS – 100.0%	$162,781,883

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	35.0%
Industrial	20.8%
Consumer, Non-cyclical	12.1%
Consumer, Cyclical	9.3%
Technology	6.5%
Utilities	6.0%
Basic Materials	3.9%
Communications	2.9%
Energy	2.1%
Total Common Stocks	98.6%
Short-Term Investments	2.0%
Total Investments	100.6%
Liabilities in Excess of Other Assets	(0.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS – 91.6%
	BASIC MATERIALS – 5.4%
	ArcelorMittal
$220,000	6.250%, 8/5/2020[1]	$239,250
325,000	6.500%, 3/1/2021[1]	356,687
547,000	Commercial Metals Co. 6.500%, 7/15/2017	560,675
		1,156,612
	COMMUNICATIONS – 16.2%
600,000	CenturyLink, Inc. 5.625%, 4/1/2020	640,500
600,000	DISH DBS Corp. 5.125%, 5/1/2020	621,000
600,000	Frontier Communications Corp. 8.500%, 4/15/2020	640,500
243,000	IAC/InterActiveCorp 4.875%, 11/30/2018[2]	245,430
600,000	Sprint Communications, Inc. 9.000%, 11/15/2018[3]	660,000
250,000	T-Mobile USA, Inc. 5.250%, 9/1/2018[2]	253,710
380,000	TEGNA, Inc. 5.125%, 10/15/2019[2]	390,925
		3,452,065
	CONSUMER, CYCLICAL – 5.2%
315,000	General Motors Co. 3.500%, 10/2/2018	323,403
460,000	GLP Capital LP / GLP Financing II, Inc. 4.375%, 4/15/2021	484,150
300,000	Lennar Corp. 4.500%, 11/15/2019[2]	316,125
		1,123,678
	CONSUMER, NON-CYCLICAL – 8.6%
600,000	Centene Corp. 5.750%, 6/1/2017	610,500
245,000	CHS/Community Health Systems, Inc. 5.125%, 8/15/2018[2]	242,856
400,000	HCA, Inc. 3.750%, 3/15/2019	409,000
540,000	Tenet Healthcare Corp. 6.250%, 11/1/2018	571,050
		1,833,406

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 17.0%
$550,000	DCP Midstream Operating LP 2.500%, 12/1/2017[2]	$545,875
600,000	Kinder Morgan Energy Partners LP 5.300%, 9/15/2020	655,196
600,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[2]	612,000
600,000	Sabine Pass LNG LP 7.500%, 11/30/2016	602,340
605,000	Sunoco LP / Sunoco Finance Corp. 5.500%, 8/1/2020[2]	614,075
600,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.125%, 11/15/2019[2]	605,250
		3,634,736
	FINANCIAL – 22.2%
600,000	Aircastle Ltd. 6.750%, 4/15/2017[1]	612,000
600,000	CIT Group, Inc. 5.000%, 5/15/2017	607,500
550,000	Equinix, Inc. 4.875%, 4/1/2020[2]	569,250
305,000	GFI Group, Inc. 8.375%, 7/19/2018	327,112
600,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 6.000%, 8/1/2020[2]	589,500
600,000	International Lease Finance Corp. 8.750%, 3/15/2017	614,904
170,000	Navient Corp. 5.500%, 1/15/2019	173,400
620,000	NewStar Financial, Inc. 7.250%, 5/1/2020[2]	620,000
615,000	Vereit Operating Partnership LP 3.000%, 2/6/2019[2]	622,079
		4,735,745
	INDUSTRIAL – 12.5%
600,000	CNH Industrial Capital LLC 6.250%, 11/1/2016	600,000
595,000	Greif, Inc. 6.750%, 2/1/2017	599,462
405,000	Harsco Corp. 5.750%, 5/15/2018	431,325
597,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. 6.000%, 7/30/2019[1]	506,704

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIAL (Continued)
$520,000	Terex Corp. 6.000%, 5/15/2021[2]	$529,100
		2,666,591
	TECHNOLOGY – 1.3%
270,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.875%, 6/15/2021[2,3]	284,569

	UTILITIES – 3.2%
450,000	AES Corp. 8.000%, 6/1/2020	527,625
144,000	NRG Energy, Inc. 7.625%, 1/15/2018	153,720
		681,345
	TOTAL CORPORATE BONDS (Cost $19,324,072)	19,568,747

Number of Shares

	SHORT-TERM INVESTMENTS – 7.0%
1,484,136	Fidelity Institutional Government Portfolio, 0.26%[4]	1,484,136

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,484,136)	1,484,136

	TOTAL INVESTMENTS – 98.6% (Cost $20,808,208)	21,052,883
	Other Assets in Excess of liabilities – 1.4%	296,608

	TOTAL NET ASSETS – 100.0%	$21,349,491

LP – Limited Partnership

[1]	Foreign security denominated in U.S. Dollars.
[2]	Callable.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $944,569.

[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	22.2%
Energy	17.0%
Communications	16.2%
Industrial	12.5%
Consumer, Non-cyclical	8.6%
Basic Materials	5.4%
Consumer, Cyclical	5.2%
Utilities	3.2%
Technology	1.3%
Total Corporate Bonds	91.6%
Short-Term Investments	7.0%
Total Investments	98.6%
Other Assets in Excess of liabilities	1.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2016

	Berwyn	Berwyn Income	Berwyn Cornerstone
	Fund	Fund	Fund
Assets:
Investments, at cost	$116,084,608	$1,652,923,660	$17,696,399
Investments in affiliated issuers, at cost	-	24,426,015	-
Total Investments, at cost	116,084,608	1,677,349,675	17,696,399
Investments, at value	$120,005,911	$1,699,627,666	$18,874,194
Investments in affiliated issuers, at value	-	17,416,565	-
Total Investments, at value	120,005,911	1,717,044,231	18,874,194
Receivables:
Investment securities sold	486,710	626,975	-
Fund shares sold	2,176	1,475,689	100
Dividends and interest	45,398	9,982,642	10,586
Due from Advisor	-	-	1,442
Prepaid expenses	9,629	47,686	10,892
Prepaid offering costs	9,565	9,565	9,565
Total assets	120,559,389	1,729,186,788	18,906,779

Liabilities:
Payables:
Investment securities purchased	263,217	15,895,723	124,998
Fund shares redeemed	62,391	861,012	-
Advisory fees	87,627	638,443	-
Shareholder servicing fees - Class A* (Note 9)	-	-	-
Distribution fees - Class A* (Note 8)	-	-	-
Offering costs - Advisor	29,598	29,598	29,598
Auditing fees	17,598	17,698	17,181
Transfer agent fees and expenses	16,560	161,974	7,685
Fund accounting fees	11,169	72,677	5,985
Fund administration fees	10,606	128,400	4,203
Custody fees	6,531	30,843	1,864
Legal fees	2,231	1,533	1,396
Chief Compliance Officer fees	831	814	844
Trustees' fees and expenses	219	198	18
Accrued other expenses	5,691	24,432	1,244
Total liabilities	514,269	17,863,345	195,016

Net Assets	$120,045,120	$1,711,323,443	$18,711,763

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$102,191,120	$1,654,055,778	$16,902,533
Accumulated net investment income	-	-	244,614
Accumulated net realized gain (loss) on investments	13,932,697	17,573,109	386,821
Net unrealized appreciation on investments	3,921,303	39,694,556	1,177,795
Net Assets	$120,045,120	$1,711,323,443	$18,711,763

Number of shares issued and outstanding	4,031,660	125,484,288	1,210,374
Net asset value per share	$29.78	$13.64	$15.46

*	Class A Shares of the Chartwell Small Cap Value Fund Liquidated on June 30, 2016. Class A Shares of the Chartwell Short Duration High Yield Fund Liquidated on January 15, 2016.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of October 31, 2016

	Chartwell Small Cap	Chartwell Short Duration
	Value Fund	High Yield Fund
Assets:
Investments, at cost	$152,449,795	$20,808,208
Investments in affiliated issuers, at cost	-	-
Total Investments, at cost	152,449,795	20,808,208
Investments, at value	$163,686,467	$21,052,883
Investments in affiliated issuers, at value	-	-
Total Investments, at value	163,686,467	21,052,883
Receivables:
Investment securities sold	-	-
Fund shares sold	77,907	-
Dividends and interest	72,856	333,821
Due from Advisor	-	3,633
Prepaid expenses	10,428	7,482
Prepaid offering costs	-	-
Total assets	163,847,658	21,397,819

Liabilities:
Payables:
Investment securities purchased	618,583	-
Fund shares redeemed	192,229	-
Advisory fees	127,587	-
Shareholder servicing fees - Class A* (Note 9)	2,198	1,490
Distribution fees - Class A* (Note 8)	109	-
Offering costs - Advisor	-	-
Auditing fees	17,641	17,795
Transfer agent fees and expenses	37,965	6,919
Fund accounting fees	14,320	8,072
Fund administration fees	31,104	4,837
Custody fees	8,278	2,225
Legal fees	2,062	1,872
Chief Compliance Officer fees	1,940	845
Trustees' fees and expenses	276	905
Accrued other expenses	11,483	3,368
Total liabilities	1,065,775	48,328

Net Assets	$162,781,883	$21,349,491

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$153,672,411	$21,997,660
Accumulated net investment income	648,665	-
Accumulated net realized gain (loss) on investments	(2,775,865)	(892,844)
Net unrealized appreciation on investments	11,236,672	244,675
Net Assets	$162,781,883	$21,349,491

Number of shares issued and outstanding	10,019,080	2,218,519
Net asset value per share	$16.25	$9.62

*	Class A Shares of the Chartwell Small Cap Value Fund Liquidated on June 30, 2016. Class A Shares of the Chartwell Short Duration High Yield Fund Liquidated on January 15, 2016.

See accompanying Notes to Financial Statements.

Berwyn Fund
STATEMENTS OF OPERATIONS

	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015

Investment Income:
Dividends from investments	$944,026	$2,041,047
Dividends from affiliated investments	-	34,259
Interest	31,509	-
Total investment income	975,535	2,075,306

Expenses:
Advisory fees	1,099,987	2,661,400
Fund administration and accounting fees	118,019	286,030
Transfer agent fees and expenses	78,964	62,720
Registration fees	35,202	36,302
Auditing fees	23,982	18,840
Shareholder reporting fees	21,176	37,622
Custody fees	20,228	37,728
Legal fees	16,054	13,228
Trustees' fees and expenses	14,825	41,563
Offering costs	9,018	-
Chief Compliance Officer fees	7,819	13,382
Miscellaneous	6,685	17,422
Insurance fees	4,591	14,137
Interest expense (Note 12)	1,333	957

Total expenses	1,457,883	3,241,331
Advisory fees waived	(52,451)	-
Net expenses	1,405,432	3,241,331
Net investment loss	(429,897)	(1,166,025)

Realized and Unrealized Gain (Loss) on Investments and Affiliated Investments:
Net realized gain on:
Investments	14,788,727	895,547
Affiliated investments	-	3,573,790
Net realized gain	14,788,727	4,469,337
Net change in unrealized appreciation/depreciation on:
Investments	(637,022)	(36,823,536)
Affiliated investments	-	(1,709,322)
Net change in unrealized appreciation/depreciation	(637,022)	(38,532,858)
Net realized and unrealized gain (loss) on investments and affiliated investments	14,151,705	(34,063,521)

Net Increase (Decrease) in Net Assets from Operations	$13,721,808	$(35,229,546)

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Berwyn Income Fund
STATEMENTS OF OPERATIONS

	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015

Investment Income:
Dividends from investments	$11,226,492	$27,767,871
Dividends from affiliated investments	741,513	2,528,324
Foreign withholding taxes on dividends	(278,062)	(47,642)
Interest	22,557,670	32,130,995
Total investment income	34,247,613	62,379,548

Expenses:
Advisory fees	7,101,696	10,975,439
Fund administration and accounting fees	1,175,819	2,152,050
Transfer agent fees and expenses	781,067	419,617
Shareholder reporting fees	126,488	165,529
Custody fees	101,823	140,754
Registration fees	69,421	102,522
Legal fees	24,759	13,228
Auditing fees	24,082	18,840
Miscellaneous	22,611	27,729
Trustees' fees and expenses	16,756	41,563
Insurance fees	14,466	39,038
Offering costs	9,018	-
Chief Compliance Officer fees	7,819	13,382

Total expenses	9,475,825	14,109,691
Advisory fees waived	(155,355)	-
Net expenses	9,320,470	14,109,691
Net investment income	24,927,143	48,269,857

Realized and Unrealized Gain (Loss) on Investments and Affiliated Investments:
Net realized gain (loss) on:
Investments	59,059,585	(23,355,633)
Affiliated investments	(863,853)	1,192,167
Net realized gain (loss)	58,195,732	(22,163,466)
Net change in unrealized appreciation/depreciation on:
Investments	37,469,022	(93,109,984)
Affiliated investments	4,013,105	(777,510)
Net change in unrealized appreciation/depreciation	41,482,127	(93,887,494)
Net Increase from Payment by Advisor due to the Disposal of Investments
in Violation of Investment Restrictions (Note 4)	-	0 **
Net realized and unrealized gain (loss) on investments and affiliated investments	99,677,859	(116,050,960)

Net Increase (Decrease) in Net Assets from Operations	$124,605,002	$(67,781,103)

*	Fiscal year changed to October 31, effective September 30, 2016.
**	See Note 4.

See accompanying Notes to Financial Statements.

Berwyn Cornerstone Fund
STATEMENTS OF OPERATIONS

	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015

Investment Income:
Dividends from investments	$417,573	$388,893
Foreign withholding taxes on dividends	(1,806)	(2,183)
Interest	4,373	-
Total investment income	420,140	386,710

Expenses:
Advisory fees	125,803	160,757
Registration fees	33,960	27,059
Fund administration and accounting fees	37,702	48,140
Transfer agent fees and expenses	22,936	4,103
Auditing fees	20,660	11,320
Legal fees	15,357	13,228
Trustees' fees and expenses	14,447	41,563
Offering costs	9,018	-
Chief Compliance Officer fees	7,819	13,382
Custody fees	5,464	3,371
Shareholder reporting fees	5,026	5,808
Miscellaneous	1,496	11,795
Insurance fees	918	989

Total expenses	300,606	341,515
Advisory fees waived	(125,080)	(105,108)
Net expenses	175,526	236,407
Net investment income	244,614	150,303

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments:	982,911	(576,020)
Net change in unrealized appreciation/depreciation on investments	1,346,024	(2,614,682)
Net realized and unrealized gain (loss) on investments	2,328,935	(3,190,702)

Net Increase (Decrease) in Net Assets from Operations	$2,573,549	$(3,040,399)

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

Investment Income:
Dividends	$2,623,777
Interest	5,133
Total investment income	2,628,910

Expenses:
Advisory fees	1,521,797
Fund administration fees	138,311
Transfer agent fees and expenses	118,525
Fund accounting fees	60,871
Registration fees	35,791
Custody fees	27,236
Shareholder reporting fees	24,212
Auditing fees	17,500
Legal fees	14,811
Miscellaneous	7,348
Trustees' fees and expenses	6,743
Distribution fees - Class A*(Note 8)	6,005
Chief Compliance Officer fees	5,944
Shareholder servicing fees - Class A* (Note 9)	2,402
Insurance fees	1,736

Total expenses	1,989,232
Advisory fees waived	(382,883)
Net expenses	1,606,349
Net investment income	1,022,561

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(2,529,399)
Net change in unrealized appreciation/depreciation on investments	11,345,303
Net realized and unrealized gain on investments	8,815,904

Net Increase in Net Assets from Operations	$9,838,465

*	Class A Shares Liquidated on June 30, 2016.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

Investment Income:
Interest	$843,349
Total investment income	843,349

Expenses:
Advisory fees	101,393
Fund accounting fees	37,896
Fund administration fees	32,937
Transfer agent fees and expenses	28,738
Registration fees	27,751
Legal fees	27,369
Auditing fees	17,801
Custody fees	8,575
Trustees' fees and expenses	7,501
Chief Compliance Officer fees	5,651
Miscellaneous	4,971
Shareholder reporting fees	3,523
Insurance fees	1,291
Distribution fees - Class A* (Note 8)	690
Shareholder servicing fees - Class A* (Note 9)	276

Total expenses	306,363
Advisory fees waived	(101,393)
Other expenses absorbed	(72,157)
Net expenses	132,813
Net investment income	710,536

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(886,709)
Net change in unrealized appreciation/depreciation on investments	1,056,909
Net realized and unrealized gain on investments	170,200

Net Increase in Net Assets from Operations	$880,736

*	Class A Shares Liquidated on January 15, 2016.

See accompanying Notes to Financial Statements.

Berwyn Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(429,897)	$(1,166,025)	$(1,445,185)
Net realized gain on investments	14,788,727	4,469,337	59,165,011
Net change in unrealized appreciation/depreciation on investments	(637,022)	(38,532,858)	(80,263,125)
Net increase (decrease) in net assets resulting from operations	13,721,808	(35,229,546)	(22,543,299)

Distributions to Shareholders:
From net realized gain	-	(3,673,986)	(57,876,340)
Total distributions to shareholders	-	(3,673,986)	(57,876,340)

Capital Transactions:
Net proceeds from shares sold	5,817,440	22,602,457	65,175,310
Reinvestment of distributions	-	3,606,760	56,868,829
Cost of shares redeemed[1]	(68,082,374)	(164,817,956)	(214,411,808)
Net decrease in net assets from capital transactions	(62,264,934)	(138,608,739)	(92,367,669)

Total decrease in net assets	(48,543,126)	(177,512,271)	(172,787,308)

Net Assets:
Beginning of period	168,588,246	346,100,517	518,887,825
End of period	$120,045,120	$168,588,246	$346,100,517

Capital Share Transactions:
Shares sold	214,515	732,929	1,694,042
Shares reinvested	-	133,091	1,770,519
Shares redeemed	(2,512,854)	(5,421,903)	(5,654,952)
Net decrease from capital share transactions	(2,298,339)	(4,555,883)	(2,190,391)

*	Fiscal year changed to October 31, effective September 30, 2016.
[1]	Net of redemption fee proceeds of $702, $14,168 and $40,318, respectively.

See accompanying Notes to Financial Statements.

Berwyn Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$24,927,143	$48,269,857		$57,689,943
Net realized gain (loss) on investments	58,195,732	(22,163,466)		87,743,277
Net change in unrealized appreciation/depreciation on investments	41,482,127	(93,887,494)		(69,423,154)
Net Increase from Payment by Advisor due to the Disposal
of Investments in Violation of Investment Restrictions (Note 4)	-	0	**	-
Net increase (decrease) in net assets resulting from operations	124,605,002	(67,781,103)		76,010,066

Distributions to Shareholders:
From net investment income	(24,459,125)	(48,929,980)		(61,452,155)
From net realized gains	-	(366,480)		(95,884,086)
Total distributions to shareholders	(24,459,125)	(49,296,460)		(157,336,241)

Capital Transactions:
Net proceeds from shares sold	252,050,387	308,146,677		914,123,223
Reinvestment of distributions	23,263,595	46,909,791		149,939,659
Cost of shares redeemed[1]	(406,229,835)	(1,069,327,623)		(526,678,715)
Net increase (decrease) in net assets from capital transactions	(130,915,853)	(714,271,155)		537,384,167

Total increase (decrease) in net assets	(30,769,976)	(831,348,718)		456,057,992

Net Assets:
Beginning of period	1,742,093,419	2,573,442,137		2,117,384,145
End of period	$1,711,323,443	$1,742,093,419		$2,573,442,137

Accumulated net investment loss	$-	$(319,580)		$(1,124,713)

Capital Share Transactions:
Shares sold	18,923,778	22,916,492		64,238,034
Shares reinvested	1,739,902	3,562,044		10,863,117
Shares redeemed	(30,763,981)	(79,999,142)		(37,182,778)
Net increase (decrease) from capital share transactions	(10,100,301)	(53,520,606)		37,918,373

*	Fiscal year changed to October 31, effective September 30, 2016.
**	See Note 4.
[1]	Net of redemption fee proceeds of $19,137, $145,207 and $388,905, respectively.

See accompanying Notes to Financial Statements.

Berwyn Cornerstone Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Period January 1, 2016 through October 31, 2016*	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$244,614	$150,303	$153,484
Net realized gain (loss) on investments	982,911	(576,020)	1,887,734
Net change in unrealized appreciation/depreciation on investments	1,346,024	(2,614,682)	(2,376,777)
Net increase (decrease) in net assets resulting from operations	2,573,549	(3,040,399)	(335,559)

Distributions to Shareholders:
From net investment income	-	(150,267)	(153,559)
From net realized gains	-	-	(1,884,946)
Total distributions to shareholders	-	(150,267)	(2,038,505)

Capital Transactions:
Net proceeds from shares sold	2,037,411	1,890,834	7,055,226
Reinvestment of distributions	-	148,955	2,032,239
Cost of shares redeemed[1]	(2,716,085)	(3,628,588)	(4,876,785)
Net increase (decrease) in net assets from capital transactions	(678,674)	(1,588,799)	4,210,680

Total increase (decrease) in net assets	1,894,875	(4,779,465)	1,836,616

Net Assets:
Beginning of period	16,816,888	21,596,353	19,759,737
End of period	$18,711,763	$16,816,888	$21,596,353

Accumulated net investment income	$244,614	$36	$-

Capital Share Transactions:
Shares sold	135,488	133,014	393,976
Shares reinvested	-	11,100	127,325
Shares redeemed	(188,515)	(245,288)	(278,420)
Net increase (decrease) from capital share transactions	(53,027)	(101,174)	242,881

*	Fiscal year changed to October 31, effective September 30, 2016.
[1]	Net of redemption fee proceeds of $5, $10 and $1,873, respectively.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,022,561	$868,791
Net realized gain (loss) on investments	(2,529,399)	29,419
Net change in unrealized appreciation/depreciation on investments	11,345,303	(5,637,990)
Net increase (decrease) in net assets resulting from operations	9,838,465	(4,739,780)

Distributions to Shareholders:
From net investment income:
Class A4	(20,242)	-
Class I	(1,032,884)	(421,511)
From net realized gain
Class A4	(2,656)	(10,025)
Class I	(92,849)	(3,168,859)
Total distributions to shareholders	(1,148,631)	(3,600,395)

Capital Transactions:
Net proceeds from shares sold:
Class A4	306,287	4,470,578
Class I	38,474,531	39,425,069
Reinvestment of distributions:
Class A4	22,468	9,241
Class I	1,047,926	3,408,356
Cost of shares redeemed:
Class A1,4	(4,487,642)	(491,117)
Class I2	(33,483,627)	(22,654,793)	[3]
Net increase in net assets from capital transactions	1,879,943	24,167,334

Total increase in net assets	10,569,777	15,827,159

Net Assets:
Beginning of period	152,212,106	136,384,947
End of period	$162,781,883	$152,212,106

Accumulated net investment income	$648,665	$684,230

Capital Share Transactions:
Shares sold:
Class A4	20,734	283,602
Class I	2,504,823	2,503,346
Shares reinvested:
Class A4	1,546	593
Class I	71,727	217,370
Shares redeemed:
Class A4	(293,565)	(31,725)
Class I	(2,184,088)	(1,443,458)
Net increase in capital share transactions	121,177	1,529,728

[1]	Net of redemption fee proceeds of $0 and $10, respectively.
[2]	Net of redemption fee proceeds of $9,782 and $2,592, respectively.
[3]	Amount shown for the year ended October 31, 2015 includes the reversal of redemption fees in the amount of $21,224 from the year ended October 31, 2014.
[4]	Class A Shares Liquidated on June 30, 2016.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$710,536	$484,567
Net realized gain (loss) on investments	(886,709)	40,986
Net change in unrealized appreciation/depreciation on investments	1,056,909	(732,096)
Net increase (decrease) in net assets resulting from operations	880,736	(206,543)

Distributions to Shareholders:
From net investment income:
Class A1	(6,697)	(36,726)
Class I	(708,093)	(447,445)
From net realized gains
Class A1	(3,237)	-
Class I	(43,905)	-
Total distributions to shareholders	(761,932)	(484,171)

Capital Transactions:
Net proceeds from shares sold:
Class A1	-	36,500
Class I	3,456,039	9,877,693
Reinvestment of distributions:
Class A1	9,934	36,726
Class I	675,424	417,300
Cost of shares redeemed
Class A1	(1,324,940)	(7,071)
Class I	(2,526,032)	(660,696)
Net increase in net assets from capital transactions	290,425	9,700,452

Total increase in net assets	409,229	9,009,738

Net Assets:
Beginning of period	20,940,262	11,930,524
End of period	$21,349,491	$20,940,262

Accumulated net investment income (loss)	$-	$3,545

Capital Share Transactions:
Shares sold:
Class A1	-	3,691
Class I	371,848	1,000,489
Shares reinvested:
Class A1	1,066	3,758
Class I	71,890	42,786
Shares redeemed
Class A1	(143,996)	(726)
Class I	(267,684)	(67,681)
Net increase in capital share transactions	33,124	982,317

[1]	Class A Shares Liquidated on January 15, 2016.

See accompanying Notes to Financial Statements.

Berwyn Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period January 1, 2016 through October 31, 2016*		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value, beginning of period	$26.63		$31.79		$39.68		$32.02	$28.76	$28.28
Income from Investment Operations:
Net investment income (loss)[1]	(0.09)		(0.18)		(0.13)		(0.08)	0.06	-	[2]
Net realized and unrealized
gain (loss) on investments	3.24		(4.39)		(1.64)		11.46	5.25	0.97
Total from investment operations	3.15		(4.57)		(1.77)		11.38	5.31	0.97

Less Distributions:
From net investment income	-		-		-		-	(0.06)	-
From net realized gain	-		(0.59)		(6.12)		(3.73)	(2.01)	(0.50)
Total distributions	-		(0.59)		(6.12)		(3.73)	(2.07)	(0.50)

Redemption fee proceeds	-	[1,2]	-	[2]	-	[2]	0.01	0.02	0.01

Net asset value, end of period	$29.78		$26.63		$31.79		$39.68	$32.02	$28.76

Total return[3]	11.83%	[4]	(14.41)%		(4.62)%		35.58%	18.67%	3.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120,045		$168,588		$346,101		$518,888	$301,639	$226,577

Ratio of expenses to average net assets:
Before fees waived	1.33%	[5]	1.22%		1.16%		1.18%	1.19%	1.21%
After fees waived	1.28%	[5,6]	1.22%		1.16%		1.18%	1.19%	1.21%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.44)%	[5]	(0.44)%		(0.33)%		(0.23)%	0.20%	(0.02)%
After fees waived	(0.39)%	[5]	(0.44)%		(0.33)%		(0.23)%	0.20%	(0.02)%

Portfolio turnover rate	13%	[4]	11%		17%		29%	30%	30%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
Effective May 1, 2016, the advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.22% of the average daily net assets of the Fund’s shares. Please see Note 4 for more information.

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Berwyn Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period January 1, 2016 through October 31, 2016*		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
Net asset value, beginning of period	$12.85		$13.61		$14.01		$13.15		$12.87		$13.26
Income from Investment Operations:
Net investment income[1]	0.19		0.31		0.32		0.30		0.38		0.44
Net realized and unrealized gain (loss) on investments	0.79		(0.76)		0.15		1.76		0.63		(0.04)
Total from investment operations	0.98		(0.45)		0.47		2.06		1.01		0.40

Less Distributions:
From net investment income	(0.19)		(0.31)		(0.34)		(0.30)		(0.38)		(0.44)
From net realized gain	-		-	[2]	(0.53)		(0.90)		(0.35)		(0.35)
Total distributions	(0.19)		(0.31)		(0.87)		(1.20)		(0.73)		(0.79)

Redemption fee proceeds	-	[1,2]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$13.64		$12.85		$13.61		$14.01		$13.15		$12.87

Total return[3]	7.68%	[4]	(3.30)%	[5]	3.32%		15.83%		7.96%		3.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,711,323		$1,742,093		$2,573,442		$2,117,384		$1,446,735		$1,311,981

Ratio of expenses to average net assets:
Before fees waived	0.67%	[6]	0.64%		0.61%		0.63%		0.64%		0.65%
After fees waived	0.66%	[6,7]	0.64%		0.61%		0.63%		0.64%		0.65%
Ratio of net investment income to average net assets:
Before fees waived	1.74%	[6]	2.18%		2.28%		2.22%		2.85%		3.32%
After fees waived	1.75%	[6]	2.18%		2.28%		2.22%		2.85%		3.32%

Portfolio turnover rate	72%	[4]	45%		45%		64%		51%		71%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]
The Fund received payment from the Advisor of $1,601,595 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.07% (Note 4).

[6]	Annualized.
[7]
Effective May 1, 2016, the advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.64% of the average daily net assets of the Fund’s shares. Please see Note 4 for more information.

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying Notes to Financial Statements.

Berwyn Cornerstone Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Period January 1, 2016 through October 31, 2016*		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
Net asset value, beginning of period	$13.31		$15.83		$17.62		$13.95		$12.93		$13.42
Income from Investment Operations:
Net investment income[1]	0.20		0.12		0.12		0.14		0.17		0.14
Net realized and unrealized
gain (loss) on investments	1.95		(2.52)		(0.28)		5.24		1.50		(0.49)
Total from investment operations	2.15		(2.40)		(0.16)		5.38		1.67		(0.35)

Less Distributions:
From net investment income	-		(0.12)		(0.12)		(0.14)		(0.17)		(0.14)
From net realized gain	-		-		(1.51)		(1.57)		(0.48)		-
Total distributions	-		(0.12)		(1.63)		(1.71)		(0.65)		(0.14)

Redemption fee proceeds	-	[1,2]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$15.46		$13.31		$15.83		$17.62		$13.95		$12.93

Total return[3]	16.15%	[4]	(15.16)%		(0.97)%		38.64%		13.02%		(2.59)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,712		$16,817		$21,596		$19,760		$13,790		$11,020

Ratio of expenses to average net assets:
Before fees waived	2.03%	[5]	1.81%		1.68%		1.76%		1.89%		1.95%
After fees waived	1.19%	[5,6]	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income to average net assets:
Before fees waived	0.81%	[5]	0.24%		0.28%		0.34%		0.62%		0.42%
After fees waived	1.65%	[5]	0.80%		0.71%		0.85%		1.26%		1.12%

Portfolio turnover rate	38%	[4]	30%		38%		32%		22%		22%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
The Advisor has voluntarily agreeed to waive a portion of its fees and/or to reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 1.15% during the Fund’s first twelve months of operations from Inception date of May 1, 2016,  and the Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period. Prior to May 1, 2016, the Advisor had contractually agreed to waive Management Fees and/or reimburse Fund expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) did not exceed 1.25% of the Fund’s average daily net assets. Please see Note 4 for more information.

*	Fiscal year changed to October 31, effective September 30, 2016.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013		For the Period March 16, 2012* through October 31, 2012
Net asset value, beginning of period	$15.38		$16.30		$15.23	$11.11		$11.28
Income from Investment Operations:
Net investment income[1]	0.10		0.10		0.09	0.07		0.02
Net realized and unrealized gain (loss) on investments	0.89		(0.59)		1.40	4.05		(0.19)
Total from investment operations	0.99		(0.49)		1.49	4.12		(0.17)

Less Distributions:
From net investment income	(0.11)		(0.05)		(0.04)	-		-
From net realized gain	(0.01)		(0.38)		(0.39)	-		-
Total distributions	(0.12)		(0.43)		(0.43)	-		-

Redemption fee proceeds[1]	-	[2]	-	[2]	0.01	-		-

Net asset value, end of period	$16.25		$15.38		$16.30	$15.23		$11.11

Total return	6.51%		(3.06)%		10.06%	37.08%		(1.51)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$162,782		$148,071		$136,081	$4,685		$145

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.30%		1.48%		1.61%	3.17%	[5]	17.01%	[4]
After fees waived and other expenses absorbed	1.05%		1.05%		1.05%	1.06%	[5]	1.05%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	0.42%		0.17%		(0.01)%	(1.58)%	[6]	(15.62)%	[4]
After fees waived and other expenses absorbed	0.67%		0.60%		0.55%	0.53%	[6]	0.34%	[4]

Portfolio turnover rate	22%		21%		157%	25%		25%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]
Includes excise tax expense.  If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.16%; the ratio of expenses to average net assets after fees waived would have been 1.05%.

[6]
Includes excise tax expense.  If this expense was excluded, the ratio of net investment income (loss) to average net assets before fees waived would have been (1.57%); the ratio of net investment income (loss) to average net assets after fees waived would have been 0.54%.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Period July 15, 2014* through October 31, 2014
Net asset value, beginning of period	$9.58	$9.92		$10.00
Income from Investment Operations:
Net investment income[1]	0.33	0.29		0.09
Net realized and unrealized gain (loss) on investments	0.06	(0.35)		(0.09)
Total from investment operations	0.39	(0.06)		0.00

Less Distributions:
From net investment income	(0.33)	(0.28)		(0.08)
From net realized gain	(0.02)	-		-
Total distributions	(0.35)	(0.28)		(0.08)

Net asset value, end of period	$9.62	$9.58		$9.92

Total return[2]	4.29%	(0.61)%		0.02%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,349	$19,571		$10,580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.50%	2.15%		2.78%	[4]
After fees waived and expenses absorbed	0.65%	0.52%	[5]	0.00%	[4,5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.66%	1.32%		0.10%	[4]
After fees waived and expenses absorbed	3.51%	2.95%		2.88%	[4]

Portfolio turnover rate	52%	40%		5%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the  redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
The Advisor waived its investment advisory fees and paid all of the Short Duration High Yield Fund’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) through January 15, 2015. For the period January 16, 2015 through March 6, 2015, the Advisor agreed to an initial expense limitation which increased by 0.02% per day until each class reached its respective full contractual expense limitations. Please see Note 3 for more information.

See accompanying Notes to Financial Statements.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Note 1 – Organization
Berwyn Fund (the ‘‘Berwyn Fund’’), Berwyn Income Fund (the ‘‘ Berwyn Income Fund’’), Berwyn Cornerstone Fund (the “Berwyn Cornerstone Fund”), Chartwell Small Cap Value Fund (the ‘‘Chartwell Small Cap Value Fund’’) and Chartwell Short Duration High Yield Fund (the ‘‘Chartwell Short Duration High Yield Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Berwyn Income Fund and Chartwell Small Cap Value Fund are diversified funds. The Berwyn Fund, Berwyn Cornerstone Fund and Chartwell Short Duration High Yield Fund are non-diversified funds.

The Berwyn Fund’s primary investment objective is to seek long-term capital appreciation; current income is a secondary consideration. The Fund commenced investment operations on May 4, 1984.

The Berwyn Income Fund’s primary investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. The Fund commenced investment operations on September 3, 1987.

The Berwyn Cornerstone Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration. The Fund commenced investment operations on May 1, 2002.

On April 29, 2016, the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (each a “Successor Fund” and collectively the “Successor Funds”) acquired all the assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, each a series of The Berwyn Funds (each, a “Predecessor Fund” and collectively the “Predecessor Funds”). Shareholders received equivalent shares of each corresponding Successor Fund. Each Fund adopted the prior performance and financial history of its respective Predecessor Fund. As a result of the reorganization, each Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Funds are included in these financial statements. The fiscal year end for the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund was changed from December 31 to October 31, effective September 30, 2016.

The Chartwell Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. The Fund offers two classes of shares: Class A and Class I. The Fund’s Class A shares commenced investment operations on November 9, 2011. The Fund’s Class I shares commenced investment operations on March 16, 2012. Class A shares were liquidated on June 30, 2016.

The Chartwell Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014, with two classes of shares, Class A and Class I. Class A shares were liquidated on January 15, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and Expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund each incurred offering costs of approximately $18,583, which are being amortized over a one-year period from April 29, 2016 (Plan of Reorganization).

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods ended October 31, 2013 through 2015, and as of and during the periods ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Berwyn Fund, Berwyn Cornerstone Fund and Chartwell Small Cap Value Fund will make distributions of net investment income and capital gains, if any, at least annually. The Berwyn Income Fund and Chartwell Short Duration High Yield Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

(e) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Note 3 – Reorganization Information
On March 31, 2016, beneficial owners of the Berwyn Fund, Berwyn Income Fund and the Berwyn Cornerstone Fund, each a series of The Berwyn Funds, a Delaware statutory trust (the “Berwyn Trust”) approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively. The Plan of Reorganization was approved by the Trust’s Board on January 15, 2016 and by the Berwyn Trust Board on January 19, 2016. This tax-free reorganization was accomplished on April 29, 2016 (the “Closing Date”), by exchanging the assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund for shares of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively.

Each Successor Fund has substantially similar investment objectives, investment policies and restrictions as its corresponding Predecessor Fund and continues to be managed by the same investment management team that previously managed each Predecessor Fund.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Shares of the Berwyn Fund were exchanged for 4,670,091 shares of the Berwyn Fund (valued at $128,575,370), shares of the Berwyn Income Fund were exchanged for 127,494,319 shares of the Berwyn Income Fund (valued at $1,695,465,759), and shares of the Berwyn Cornerstone Fund were exchanged for 1,247,073 shares of the Berwyn Cornerstone Fund (valued at $ 18,335,962).

Note 4 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Chartwell Investment Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Berwyn Fund	1.00%
Berwyn Income Fund	0.50%
Berwyn Cornerstone Fund	0.85%
Chartwell Small Cap Value Fund	1.00%
Chartwell Short Duration High Yield Fund	0.50%

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses for the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund. This agreement is in effect until April 29, 2018, and it may be terminated after the initial two year period only by the Trust’s Board of Trustees. After the initial two year period this agreement is in effect, the Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred if the Advisor so requests. The Advisor has also contractually agreed to waive its fees and/or pay for operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses for the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund. This agreement is in effect until February 28, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund and by Class:

Expense Limit as a % of average daily net assets
Berwyn Fund	1.22%
Berwyn Income Fund	0.64%
Berwyn Cornerstone Fund	1.25%
Chartwell Small Cap Value Fund – Class I	1.05%
Chartwell Short Duration High Yield Fund – Class I	0.65%

The Advisor also voluntarily agreed to waive a portion of its fees and/or to reimburse the Berwyn Cornerstone Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 1.15% during the Berwyn Cornerstone Fund’s first twelve months of operations from reorganization date of May 1, 2016, and the Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

In addition, prior to January 15, 2015, the Advisor voluntarily waived its investment advisory fees and paid all of the Short Duration High Yield Fund’s operating expenses (with the same exclusions). For the period January 16, 2015 through March 6, 2015, the Advisor waived its investment advisory fees and paid the Short Duration High Yield Fund’s operating expenses thereafter to the extent necessary to limit the net total annual fund operating expenses (with the same exclusions) for each Class as follows (each an “Initial Expense Limitation”): the Initial Expense Limitation increased to 0.02% of a Class’ average daily net assets on January 16, 2015 and increased by a further 0.02% each day thereafter until a) the Initial Expense Limitation for Class I reached the full contractual expense limitation of 0.65% on February 17, 2015 and b) the Initial Expense Limitation for Class A reached the full contractual expense limitation of 1.00% on March 6, 2015. The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such periods (the “Voluntary Limitations”).

For the periods ended October 31, 2016, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees waived	Other expenses absorbed	Total
Berwyn Fund	$52,451	$-	$52,451
Berwyn Income Fund	155,355	-	155,355
Berwyn Cornerstone Fund	125,080	-	125,080
Chartwell Small Cap Value Fund	382,883	-	382,883
Chartwell Short Duration High Yield Fund	101,393	72,157	173,550
	$817,162	$72,157	$889,319

Other than the Voluntary Limitations, the Advisor may recover from the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
2017	$465,758	$-
2018	620,733	176,622
2019	382,883	173,550
Total	$1,469,374	$350,172

Prior to the close of business on April 29, 2016, investment advisory services were provided to the Predecessor Funds by The Killen Group, Inc. (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for each of the Predecessor Funds. The investment advisory fees, which were computed daily and paid monthly, were payable at the following annual rates for the Predecessor Funds, calculated as a percentage of each particular Fund’s average daily net assets: Berwyn Fund, 1.00% of the first $500 million, 0.95% of the next $500 million and 0.90% of assets over $1 billion; Berwyn Income Fund, 0.50% of the first $1.75 billion, 0.48% of the next $1.75 billion and 0.46% of assets over $3.5 billion; and Berwyn Cornerstone Fund, 0.85%.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

From January 1, 2016 to the close of business on April 29, 2016, the Previous Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Berwyn Cornerstone Fund’s operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.25%. For the period January 1, 2016 through April 29, 2016 the Previous Advisor waived it advisory fees and absorbed other expenses totaling $53,123 for the Berwyn Cornerstone Fund. The Berwyn Fund and Berwyn Income Fund did not have an expense limitation during this time period.

The Advisor and the officers of the Advisor, together with their families, owned 454,496 shares, 386,882 shares and 289,412 shares of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of October 31, 2016.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Prior to the close of business on April 29, 2016, UItimus Fund Distributors, LLC served as the Predecessor Funds’ distributor; Ultimus Fund Solutions, LLC served as the Predecessor Funds’ administrator, transfer agent and fund accounting agent; and U.S. Bank, N.A. served as the Predecessor Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended October 31, 2016, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to the close of business on April 29, 2016, an officer of the Previous Advisor served as the Berwyn Trust’s CCO and each Predecessor Fund paid a portion of the CCO’s compensation. The Funds’ allocated fees incurred for CCO services for the periods ended October 31, 2016, are reported on the Statement of Operations.

During the year ended December 31, 2015, the Previous Advisor fully reimbursed $1,601,595 to the Berwyn Income Fund for losses realized on the disposal of investments purchased in violation of an investment restriction.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 5 – Federal Income Taxes
At October 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
Cost of investments	$116,383,173	$1,678,695,336	$17,705,581	$152,861,372	$20,808,389

Gross unrealized appreciation	$20,969,962	$64,767,027	$2,335,880	$20,226,045	$350,511
Gross unrealized depreciation	(17,347,224)	(26,418,132)	(1,167,267)	(9,400,950)	(106,017)
Net unrealized appreciation on investments	$3,622,738	$38,348,895	$1,168,613	$10,825,095	$244,494

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2016, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Berwyn Fund	$(1)	$429,897	$(429,896)
Berwyn Income Fund	(335,362)	(148,438)	483,800
Berwyn Cornerstone Fund	36	(36)	-
Chartwell Small Cap Value Fund	5,001	(5,000)	(1)
Chartwell Short Duration High Yield Fund	(730)	709	21

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
Undistributed ordinary income	$1,431,635	$-	$640,617	$648,665	$-
Undistributed long-term capital gains	12,799,627	18,918,770	-	-	-
Tax accumulated earnings	14,231,262	18,918,770	640,617	648,665	-

Accumulated capital and other losses	-	-	-	(2,364,288)	(892,663)
Net unrealized appreciation on investments	3,622,738	38,348,895	1,168,613	10,825,095	244,494
Total accumulated earnings (deficit)	$17,854,000	$57,267,665	$1,809,230	$9,109,472	$(648,169)

As of October 31, 2016, the following Funds had net capital loss carryovers:

Not subject to expiration:	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
Short-Term	$-	$-	$-	$1,001,232	$463,551
Long-Term	-	-	-	1,363,056	429,112
Total	$-	$-	$-	$2,364,288	$892,663

During the fiscal period ended October 31, 2016, the Berwyn Income Fund utilized $29,755,146 of short-term and $10,041,512 of long-term non-expiring capital loss carryovers, and the Berwyn Cornerstone Fund utilized $585,512 of long-term non-expiring capital loss carryovers.

The tax character of distributions paid during the fiscal period ended October 31, 2016, and fiscal years ended December 31, 2015, October 31, 2015 and December 31, 2014 were as follows:

	Berwyn Fund			Berwyn Income Fund
	October 31,	December 31,	December 31,	October 31,	December 31,	December 31,
	2016	2015	2014	2016	2015	2014
Distributions paid from:
Ordinary Income	$-	$-	$2,560,867	$24,001,454	$48,929,980	$61,452,155
Net long-term capital gains	-	3,673,986	55,315,473	457,671	366,480	95,884,086
Total distributions paid	$-	$3,673,986	$57,876,340	$24,459,125	$49,296,460	$157,336,241

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

	Berwyn Cornerstone Fund
	October 31,	December 31,	December 31,
	2016	2015	2014
Distributions paid from:
Ordinary Income	$-	$150,267	$153,559
Net long-term capital gains	-	-	1,884,946
Total distributions paid	$-	$150,267	$2,038,505

	Chartwell Small Cap Value Fund		Chartwell Short Duration High Yield Fund
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
Distributions paid from:
Ordinary Income	$1,148,631	$836,909	$761,932	$484,171
Net long-term capital gains	-	2,763,486	-	-
Total distributions paid	$1,148,631	$3,600,395	$761,932	$484,171

Note 6 – Redemption Fee
Effective May 1, 2016, the Berwyn Fund, Berwyn Cornerstone Fund and Berwyn Income Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to the close of business on April 29, 2016, each of the Predecessor Funds imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. The Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the period ended October 31, 2016 and the years ended October 31, 2015 and December 31, 2015, redemption fees were as follows:

	2016	2015
Berwyn Fund	$702	$14,168
Berwyn Income Fund	19,137	145,207
Berwyn Cornerstone Fund	5	10
Chartwell Small Cap Value Fund	9,782	2,602
Chartwell Short Duration High Yield Fund	-	-

Note 7 – Investment Transactions
For the periods ended October 31, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Berwyn Fund	$15,752,235	$94,319,365
Berwyn Income Fund	890,106,664	1,163,989,877
Berwyn Cornerstone Fund	7,111,695	6,065,515
Chartwell Small Cap Value Fund	34,845,821	33,680,588
Chartwell Short Duration High Yield Fund	9,938,679	10,243,032

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 8 – Distribution Plan
The Trust, on behalf of the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares. Class I does not pay any distribution fees.

For the year ended October 31, 2016, distribution fees incurred by each Fund’s Class A shares are disclosed on the Statement of Operations.

Note 9 – Shareholder Servicing Plan
The Trust, on behalf of the Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class I does not pay any shareholder servicing fees.

For the year ended October 31, 2016, shareholder servicing fees incurred by each Fund’s Class A shares are disclosed on the Statement of Operations.

Note 10 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 11 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2016, in valuing the Funds’ assets carried at fair value:

Berwyn Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$102,060,942	$-	$-	$102,060,942
Short-Term Investments	17,944,969	-	-	17,944,969
Total Investments	$120,005,911	$-	$-	$120,005,911

Berwyn Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks[1]	$326,559,666	$-	$-	$326,559,666
Corporate Bonds[2]	-	996,037,064	-	996,037,064
Preferred Stocks[1]	50,875,895	-	-	50,875,895
Short-Term Investments	343,571,606	-	-	343,571,606
Total Investments	$721,007,167	$996,037,064	$-	$1,717,044,231

Berwyn Cornerstone Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$17,914,180	$-	$-	$17,914,180
Short-Term Investments	960,014	-	-	960,014
Total Investments	$18,874,194	$-	$-	$18,874,194

Chartwell Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$160,495,557	$-	$-	$160,495,557
Short-Term Investments	3,190,910	-	-	3,190,910
Total Investments	$163,686,467	$-	$-	$163,686,467

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Chartwell Short Duration High Yield Fund	Level 1	Level 2	Level 3**	Total
Investments
Corporate Bonds[2]	$-	$19,568,747	$-	$19,568,747
Short-Term Investments	1,484,136	-	-	1,484,136
Total Investments	$1,484,136	$19,568,747	$-	$21,052,883

[1]
All common stocks and preferred stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

[2]	All corporate bonds held in the Funds are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 12 – Line of Credit
Prior to close of business on April 29, 2016, the Berwyn Fund had an uncommitted $8,000,000 senior secured line of credit with U.S. Bank, N.A. Berwyn Income Fund had an uncommitted $50,000,000 senior secured line of credit with U.S. Bank, N.A. Berwyn Cornerstone Fund had an uncommitted $750,000 senior secured line of credit with U.S. Bank, N.A. Borrowings under these arrangements incurred interest at a rate per annum equal to the bank’s prime rate minus 0.50% at the time of borrowing. For the period January 1, 2016 through April 29, 2016, the Berwyn Fund incurred $1,333 of interest expense. The Berwyn Income Fund and Berwyn Cornerstone Fund did not borrow under their respective lines of credit during the period January 1, 2016 through April 29, 2016. As of April 29, 2016, the Berwyn Fund had no outstanding borrowings. The average outstanding borrowings and average interest rate for the 3 days with borrowings by the Berwyn Fund during the period January 1, 2016 through April 29, 2016 were $5,333,333 and 3.00%, respectively.

Note 13 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which a Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. Issuers that are affiliates of the Berwyn Income Fund at period-end are noted in the Berwyn Income Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of October 31, 2016 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income
LSI Industries, Inc.	$5,275,673	$9,801,298	$(281,000)	$97,447	$(3,477,227)	$11,416,191	$138,840
PC-Tel, Inc.	7,376,078	-	(2,094,126)	(2,156,716)	2,875,138	6,000,374	220,165
	12,651,751	9,801,298	(2,375,126)	(2,059,269)	(602,089)	17,416,565	359,005
Landauer, Inc.[1]	15,758,738	2,634,393	(7,190,369)	1,195,416	4,615,194	17,013,372	382,508
Total	$28,410,489	$12,435,691	$(9,565,495)	$(863,853)	$4,013,105	$34,429,937	$741,513

Security Description	Principal Amount/Shares Beginning of Period	Purchases	Sales	Principal Amount/ Shares End of Period
LSI Industries, Inc.	432,787	918,285	(23,608)	1,327,464
PC-Tel, Inc.	1,621,116	-	(439,940)	1,181,176
	2,053,903	918,285	(463,548)	2,508,640

Landauer, Inc.[1]	478,698	84,907	(172,493)	391,112
Total	2,532,601	1,003,192	(636,041)	2,899,752

[1]	No longer affiliated as of October 31, 2016.

Note 14 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 15 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 29, 2016, to shareholders of record on December 28, 2016 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Berwyn Fund		$3.2744	$0.3663	$0.00
Berwyn Income Fund		0.1515	0.00	0.0315
Berwyn Cornerstone Fund		0.00	0.3023	0.2485
Chartwell Small Cap Value Fund	Class I Shares	0.00	0.00	0.0893
Chartwell Short Duration High Yield Fund	Class I Shares	0.00	0.00	0.0301

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Berwyn Fund, Berwyn Income Fund, Berwyn Cornerstone Fund, Chartwell Small Cap Value Fund, and Chartwell Short Duration High Yield Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2016, with respect to the Berwyn Fund, Berwyn Income Fund, and Berwyn Cornerstone Fund, the related statements of operations, the statements of changes in net assets and financial highlights for the period January 1, 2016 through October 31, 2016, with respect to the Chartwell Small Cap Value Fund the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period March 16, 2012 (commencement of operations) to October 31, 2012, with respect to the Chartwell Short Duration High Yield Fund the related statement of operations for the year then ended, the statement of changes in the net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period July 15, 2014 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Berwyn Fund, the Berwyn Income Fund, and the Berwyn Cornerstone Fund the statement of operations for the year ended December 31, 2015, statements of changes in net assets for each of the two years in the period ended December 31, 2015, and the financial highlights for each of the five years in the period ended December 31, 2015 have been audited by other auditors, whose report dated February 29, 2016 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund, Berwyn Cornerstone Fund, Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund as of October 31, 2016, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation
For the year ended October 31, 2016, the Berwyn Income Fund designates $457,671 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income
For the year ended October 31, 2016, 47.34% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Berwyn Income and Chartwell Small Cap Value Funds, Is designated as qualified dividend income.

Dividends Received Deduction
For the year ended October 31, 2016, 31.42% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Berwyn Income and Chartwell Small Cap Value Funds, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Chartwell Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes (Class A only); and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Berwyn Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,081.70	$ 6.39
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.22% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Chartwell Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2016 (Unaudited)

Berwyn Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,036.10	$ 3.28
Hypothetical (5% annual return before expenses)	1,000.00	1,021.92	3.25

*
Expenses are equal to the Fund’s annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Berwyn Cornerstone Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,051.70	$ 5.93
Hypothetical (5% annual return before expenses)	1,000.00	1,019.35	5.84

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/16	10/31/16	5/1/16-10/31/16
Class I	Actual Performance	$ 1,000.00	$ 1,061.40	$ 5.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.05% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Short Duration High Yield Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/16	10/31/16	5/1/16-10/31/16
Class I	Actual Performance	1,000.00	$ 1,038.70	$ 3.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	3.30

*
Expenses are equal to the Fund’s annualized expense ratio of 0.65% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Chartwell Funds
Each a series of Investment Managers Series Trust

Investment Advisor
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Berwyn Fund	BERWX	46141Q 519
Berwyn Income Fund	BERIX	46141Q 493
Berwyn Cornerstone Fund	BERCX	46141Q 485
Chartwell Small Cap Value Fund - Class I Shares	CWSIX	461418 261
Chartwell Short Duration High Yield Fund - Class I Shares	CWFIX	46141P 198

Privacy Principles of the Chartwell Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Chartwell Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 995-5505, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (888) 995-5505.  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Chartwell Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 995-5505

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-995-5505.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Chartwell Small Cap Value Fund & Chartwell Short Duration High Yield Fund	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$29,600	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,000
All Other Fees	N/A	N/A

Berwyn Fund, Berwyn Income Fund, & Berwyn Cornerstone Fund	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$45,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	01/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	01/09/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	01/09/2017